   As filed with the Securities and Exchange Commission on April 18, 2002


                                                        Registration No. 2-25618
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM N-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                     Post-Effective Amendment No. 58  [X]
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                          Amendment No. 35  [X]

                LINCOLN NATIONAL VARIABLE ANNUITY FUND A (GROUP)

                           -------------------------

                          [Exact Name of Registrant]

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                           -------------------------

                          [Name of Insurance Company]

     1300 South Clinton Street, P.O. Box 1110, Fort Wayne, Indiana  46801

                           -------------------------

    (Address of Insurance Company's Principal Executive Offices) (Zip Code)

    Insurance Company`s Telephone Number, including Area Code (260)455-2000


                           -------------------------

                        Elizabeth A. Frederick, Esquire
                  The Lincoln National Life Insurance Company

                              1300 S. Clinton St.
                                 P.O. Box 1110
                           Fort Wayne, Indiana 46802
                    (Name and Address of Agent for Service)

                                   Copy to:



                             Susan Krawczyk
                             Sutherland Asbill & Brennan LLP
                             1275 Pennsylvania Ave., N.W.
                             Washington, DC 20004
                             --------------------------

It is proposed that this filing will become effective:

           immediately upon filing pursuant to paragraph (b) of Rule 485
---------


    X      on 5/01/02 pursuant to paragraph (b) of Rule 485
---------
           60 days after filing pursuant to paragraph (a)(1) of Rule 485
---------
           on April 30, 1999 pursuant to paragraph (a)(1) of Rule 485
---------
           75 days after filing pursuant to paragraph (a)(2) of Rule 485
---------
           on            pursuant to paragraph (a)(2) of Rule 485.
---------

If appropriate, check the following box:

           this Post-Effective Amendment designates a
---------  new effective date for a previously filed Post-Effective Amendment.

Lincoln National
Variable Annuity Fund A
Group variable annuity contracts

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
PO Box 2340
Fort Wayne, Indiana 46802
Telephone: 1-800-454-6265

www.LincolnRetirement.com


This Prospectus describes a group variable annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life) for use with certain qualified and non-qualified retirement plans. The contractowner does not pay federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate contract value and to provide retirement income that the contractowner cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If the contractowner or annuitant dies before the annuity commencement date, we will pay the beneficiary a death benefit.

Additional purchase payments may be made to periodic payment contracts and must be at least $25 per payment, and total $600 annually.

The contractowner chooses whether the contract value accumulates on a variable or a fixed (guaranteed) basis or both. If the contractowner puts all purchase payments into the fixed account, we guarantee the principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Fund A (the fund), a segregated investment account of Lincoln Life. The main investment objective of the fund is the long-term growth of capital in relation to the changing value of the dollar. A secondary investment objective is the production of current income. The fund seeks to accomplish these objectives by investing in equity securities, primarily common stocks.

The contractowner takes all the investment risk on the contract value and the retirement income derived from purchase payments into the fund. If the fund makes money, the contract value goes up; if the fund loses money, the contract value goes down. How much the contract value goes up or down depends on the performance of the fund. We do not guarantee how the fund will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees any investment in the contract.

This Prospectus gives information about the contracts that one should know before deciding to buy a contract and make purchase payments. This Prospectus should be kept for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


A Statement of Additional Information (SAI) dated May 1, 2002 about the contracts has more information about the contracts, and its terms are made part of this Prospectus. For a free copy, write: Annuities Customer Service, The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call: 1-800-454-6265. The SAI and other information about Lincoln Life and the fund are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.



May 1, 2002

Table of contents

                  Item                                    Page
                  --------------------------------------------
                  Special terms                            2
                  --------------------------------------------
                  Expense tables                           3
                  --------------------------------------------
                  Summary                                  4
                  --------------------------------------------
                  Condensed financial information for the
                  fund                                     5
                  --------------------------------------------
                  Investment results                       6
                  --------------------------------------------
                  Financial statements                     6
                  --------------------------------------------
                  Lincoln National Life Insurance Co.      6
                  --------------------------------------------
                  Fixed side of the contract               6
                  --------------------------------------------
                  Fund A                                   6
                  --------------------------------------------
                  Charges and other deductions             7
                  --------------------------------------------
                  The contracts                            8
                  --------------------------------------------

                   Item                                  Page
                   ------------------------------------------
                   Annuity payout options                 11
                   ------------------------------------------
                   More information about the fund        13
                   ------------------------------------------
                   Federal tax matters                    14
                   ------------------------------------------
                   Voting rights                          17
                   ------------------------------------------
                   Distribution of the contracts          18
                   ------------------------------------------
                   State regulation                       18
                   ------------------------------------------
                   Restrictions under the Texas Optional
                   Retirement Program                     18
                   ------------------------------------------
                   Records and reports                    19
                   ------------------------------------------
                   Other information                      19
                   ------------------------------------------
                   Table of Contents for SAI              19
                   ------------------------------------------

Special terms

(Throughout this Prospectus, we have italicized the special terms.)

Accumulation unit--A measure used to calculate contract value for the variable side of the contract before the commencement annuity date.

Annuitant--The person on whose life the annuity benefit payments are based and made to after the annuity commencement date.

Annuity Commencement Date--The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of annuity benefits under the annuity payout option you select.

Annuity unit--A measure used to calculate the amount of annuity payouts after the annuity commencement date.

Beneficiary--The person the contractowner chooses to receive the death benefit that is paid if the contractowner or annuitant dies before the annuity commencement date.

Contractowner--An employer, or a trustee of a trust, or a custodian, (1) of a qualified pension or profit-sharing plan or (2) of an Individual Retirement Annuity (under Sections 401(a) and 408 of the Internal Revenue Code, or "tax code"), or (3) where a contract is issued in connection with a deferred compensation plan (under Section 457 of the tax code).

Contract value--At a given time, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year--Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit--The amount payable to the designated beneficiary if the contractowner or annuitant dies before the annuity commencement date.

Lincoln Life (the Company, we, us, our)--The Lincoln National Life Insurance Company.

Purchase payments--Amounts paid into the contract.

Participant--The individual participating in the qualified pension or profit-sharing plan, deferred compensation plan, tax deferred annuity, or tax sheltered annuity.

Valuation date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period--The period starting at the close of trading (normally, 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense tables

Summary of Contractowner expenses:
(as a percentage of purchase payments unless otherwise indicated)

                                         Single Premium (SP) Periodic Premium (PP)
                                         ------------------- ---------------------
Sales load on purchase payments               2% + $50               4.25%
Administrative expenses                            $65               1.00%
Minimum death benefit rider (if elected)           .75%               .75%

We may waive or reduce these charges in certain situations. See Charges and other deductions. For existing holders of periodic payment contracts, we may increase the combined sales and administrative expense charges above 5.25% for any year's payment that is more than twice the original year's payment

Fund A annual expenses
(as a percentage of average net assets)

                  Management fees                       0.32%
                  Mortality and expense risk charge     1.00%
                                                    -   -----
                         Total Annual Expenses          1.32%

EXAMPLES
(expenses of the contract and the fund)

                                                    1 Year    3 Years   5 Years  10 Years
                                                   S.P. P.P. S.P. P.P. S.P. P.P. S.P. P.P.
------------------------------------------------------------------------------------------
The Contractowner would pay the following expenses
  on a $1,000 investment, assuming 5% annual
  return on assets:                                $154  $73 $179  $99 $205 $128 $279 $210

We provide this table and these examples to help the contractowner and participant understand the direct and indirect costs and expenses of the contract and the fund. The examples assume that the minimum death benefit is in effect. Without this benefit, expenses would be lower.

For more information, see Charges and other deductions in this Prospectus. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract is this? It is a group annuity contract between the contractowner and Lincoln Life, and is one of two types: an immediate annuity or a deferred annuity. Immediate annuities only may be purchased with a single payment, deferred annuities may be purchased with a single payment or periodic payments. It may provide for a fixed annuity and/or a variable annuity. The contracts are no longer being sold to new contractowners. Certain benefits, features, and charges may vary in certain states. You should refer to your contract for any state-specific provisions.

What is the fund? It is a separate account we established under Indiana insurance law, and registered with the SEC as a management investment company. Fund assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Fund A.


Who invests the money? The investment adviser for the fund is Lincoln Life. The sub-adviser for the fund is Delaware Management Company (DMC). See Fund A--Investment adviser.


How is the money invested? The principal investment objective of the fund is the long-term growth of capital in relation to the changing value of the dollar. A secondary investment objective is the production of current income. See Fund A--Investment advisor.

How does the contract work? A contractowner purchases accumulation units with purchase payments during the accumulation phase. If the contractowner decides to purchase annuity payouts, the accumulation units are converted to annuity units. The amount of an annuity payout will be based on the number of annuity units received and the value of each annuity unit on payout days. See The contracts.

What charges are there under the contract? We deduct sales load from each purchase payment (2% +$50 from a single payment, 4.25% from each periodic payment), along with an administrative expense ($65 from a single payment, 1.00% from each periodic premium), and if the contractowner elects the minimum death benefit, an additional charge of 0.75% from each purchase payment. We may reduce or waive these charges in certain situations. See Charges and other deductions.

We also will deduct any applicable premium tax from purchase payments.

The fund pays to us a management fee equal to an annual rate of 0.323%, and a mortality and expense risk charge equal to 1.00%, of the average daily net asset value of the fund. See Fund A--Investment management.

For information about the compensation we pay in connection with premium payments under the contracts, see The contracts--Commissions.
What purchase payments must be made, and how often? Subject to the minimum payment amounts, the payments are completely flexible. See The contracts-- Periodic purchase payments.

How will the annuity payouts be calculated? If the contractowner decides to purchase annuity benefits, the contractowner may select an annuity option and start receiving annuity payouts from the contract on a fixed basis, a variable basis, or a combination of both. See Annuity payouts--Annuity payout options. Remember that participants in the fund benefit from any gain, and take a risk of any loss, in the value of the securities in the fund's portfolio.

What happens if an annuitant dies before annuitization? If the contractowner elects the minimum death benefit, and the annuitant is age 64 or younger at the time of death, the beneficiary will receive the greater of purchase payments (less rider premiums and withdrawals) or contract value. If the contractowner does not elect the minimum death benefit, or the annuitant is 65 or older at the time of death, the beneficiary will receive contract value. The beneficiary has options as to how the death benefit is paid. See The contracts--Death benefit before the annuity commencement date.

May contract value be transferred between the variable and fixed sides of the contract? Yes, with certain limits. See The contracts--Transfer from the fund on or before the annuity commencement date, and The contracts--Transfer after the annuity commencement date.

May the contractowner surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The contracts--Surrenders and withdrawals. A portion of surrender/withdrawal proceeds may be taxable. In addition, if a distribution is made to a participant before the participant reaches age 59 1/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal tax matters--Federal income tax withholding.

Condensed financial information for the fund
(For an accumulation unit outstanding throughout the year)

Accumulation unit values
The following information relating to accumulation unit values and number of accumulation units for the fund for periods ending December 31 is derived from the fund's financial statements which have been audited by Ernst & Young LLP, independent auditors. It should be read along with the fund's financial statements, notes and report of independent auditors which are included in the SAI.


                                           2001     2000      1999     1998     1997     1996     1995    1994    1993
---------------------------
---------------------------------------------------------------------------------------------------------------------------
Investment income                          $  .249  $  .265   $  .283  $  .301  $  .286  $  .267  $ .251  $ .217  $  .204
Expenses                                      .228     .275      .256     .217     .178     .139    .114    .095     .090
                                           -------  -------   -------  -------  -------  -------  ------  ------  -------
Net investment income                         .021    (.010)     .027     .084     .108     .128    .137    .122     .114
Net realized and unrealized gain (loss) on
 investments                                (2.354)  (2.454)    3.106    3.028    3.755    1.735   2.539   (.040)    .522
                                           -------  -------   -------  -------  -------  -------  ------  ------  -------
Net increase (decrease) in accumulation
 unit value                                 (2.333)  (2.464)    3.133    3.112    3.863    1.863   2.676    .082     .636
Accumulation unit value at beginning of
 year                                       19.381   21.845    18.712   15.600   11.737    9.874   7.198   7.116    6.480
                                           -------  -------   -------  -------  -------  -------  ------  ------  -------
Accumulation unit value at end of year     $17.048  $19.381   $21.845  $18.712  $15.600  $11.737  $9.874  $7.198  $ 7.116
                                           =======  =======   =======  =======  =======  =======  ======  ======  =======
Ratios
Ratio of expenses to average net assets       1.28%    1.28%     1.28%    1.28%    1.27%    1.28%   1.28%   1.27%    1.27%
Ratio of net investment income to average
 net assets                                    .12%    (.05)%     .14%     .49%     .77%    1.17%   1.65%   1.75%    1.72%
Portfolio turnover rate                      78.03%   66.67%    21.46%   31.10%   32.56%   49.94%  48.95%  64.09%   49.90%
Number of accumulation units outstanding
 at end of year (expressed in thousands)     5,305    5,787     6,366    7,176    7,723    8,462   9,569   9,908   11,538


                                           1992
---------------------------
---------------------------------------------------
Investment income                          $  .206
Expenses                                      .083
                                           -------
Net investment income                         .123
Net realized and unrealized gain (loss) on
 investments                                 (.099)
                                           -------
Net increase (decrease) in accumulation
 unit value                                   .024
Accumulation unit value at beginning of
 year                                        6.456
                                           -------
Accumulation unit value at end of year     $ 6.480
                                           =======
Ratios
Ratio of expenses to average net assets       1.27%
Ratio of net investment income to average
 net assets                                   2.01%
Portfolio turnover rate                      70.97%
Number of accumulation units outstanding
 at end of year (expressed in thousands)    12,742

Investment Results

At times, the fund may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in the changes in unit value. See the SAI for further information. Performance is based on past performance and does not indicate or represent future performance.

Financial statements

The financial statements for the fund and the statutory-basis financial statements for Lincoln Life are located in the SAI. For a free copy of the SAI, call 1-800-454-6265.

Lincoln National Life Insurance Co.


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.


Fixed side of the contract

Net purchase payments (Gross Purchase Payments minus sales and administrative expenses.) allocated to the fixed side of the contract become part of Lincoln Life's general account, and do not participate in the investment experience of the fund. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, Lincoln Life has not registered interests in the general account as securities under the Securities Act of 1933 and has not registered the general account as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests in it are regulated under the Securities Act or the Investment Company Act. Lincoln Life has been advised that the staff of the SEC has not reviewed the disclosures included in this Prospectus which relate to our general account and to the fixed account under the contract. Certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus may apply to these disclosures, however. This Prospectus serves as a disclosure document only for aspects of the contract involving the fund, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

The contract specifies that net purchase payments allocated to the fixed side of the contract will be credited with a minimum interest rate of at least 3.5%. A net purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt of that purchase payment if all data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.5% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.5% WILL BE DECLARED.

Fund A


On September 16, 1966, we established the fund as a segregated investment account under Indiana Law. It is registered with the SEC as an open-end, diversified management investment company under the provisions of the Investment Company Act of 1940 (Investment Company Act). Diversified means not owning too great a percentage of the securities of any one company. The fund is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the fund are, in accordance with the applicable contracts, credited to or charged against the fund. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. The obligations arising under the contract are obligations of Lincoln Life. The fund satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the fund. Any investment gain or loss depends on the investment performance of the fund. The contractowner assumes the full investment risk for all amounts placed in the fund.



The fund is used to support annuity contracts offered by Lincoln Life other than the contracts described in this prospectus. The other annuity contracts may have different charges that could affect performance, and they offer different benefits.


Investment adviser
We are the investment adviser for the fund. We have been registered under the Investment Advisers Act of 1940 since 1967. For more information about us, see Lincoln National Life Insurance Co., above; and Management, in the SAI.

The current board of managers for the fund was elected by the contractowners (See Voting rights.) A majority of these managers are not otherwise interested persons of Lincoln Life as the term "interested persons" is defined in the Investment Company Act. The Board is responsible for authorizing investment programs for the fund, for recommending any appropriate changes to those objectives and policies, and for contracting for certain services necessary to the operation of the fund.

In performing investment management services, we provide the board of managers with an investment program for its approval. Once the investment program is approved, we execute the program by placing orders for the purchase or sale of the assets of the fund. We also provide overall management of the fund's business affairs, subject to the authority of the board of managers.


A sub-advisory agreement is in effect between Lincoln Life and Delaware Management Company (DMC), a series of Delaware Management Business Trust
(DMBT), 2005 Market Street, Philadelphia, PA 19103, a Delaware corporation that is registered with the SEC as an investment adviser. DMBT is a wholly owned indirect subsidiary of Lincoln National Investments, Inc. and ultimately of Lincoln National Corporation. Prior to May 1, 2002 Vantage Investment Advisers
(VIA) sub-advised the fund. On or about May 1, 2002, VIA, which, like DMC, is series of DMBT and part of the same investment advisory firm, transferred its rights and obligations under the sub-advisory agreement with the fund to DMC. The transfer, as described above, will not affect the investment personnel responsible for managing the fund's investments or any other aspect of the fund's operations. Under the sub-advisory agreement, DMC may perform substantially all of the investment advisory services required by the fund. However, we remain primarily responsible for investment decisions affecting the fund, and no additional compensation from the assets of the fund is assessed as a result of this agreement.


Investment objective and policies
The primary investment objective of the fund is long-term growth of capital in relation to the changing value of the dollar. We will make investments with the objective of providing annuity payments which reflect changes in the value of the dollar over the long term. A secondary investment objective is the production of current income. Generally, we will reinvest income and realized capital gains.

We usually will invest the fund's assets in a portfolio of equity securities, mainly common stocks, diversified over industries and companies. Diversification means that we will keep the investments spread out over different industries, and different companies within each industry. We will not concentrate any more than 25% of the fund's assets in any one industry. Diversification, however, does not eliminate the risks inherent in the making of equity investments. These investment objectives and policies are "fundamental." That is, they may not be changed without approval by a majority of contractowners.

Risks
Historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some periods the prices of securities have declined while the cost of living was rising.

The value of the investments held in the fund fluctuates daily and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of management to anticipate changes in such investments necessary to meet changes in economic conditions.

We will not invest more than 10% of the fund's assets in securities which are privately placed with financial institutions (and cannot be sold to the public without registering with the SEC) ("restricted securities"). We limit investment in restricted securities because the fund may not be able to sell them quickly at a reasonable price.

Other information

For providing investment services to the fund, we make deductions aggregating ..323% annually of the average daily value of the fund. The fund paid investment advisory fees of $342,253 in 2001, $452,720 in 2000, and $467,451 in 1999.


Charges and other deductions


We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for paying the benefits under the contracts. Our administrative costs include: salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, and stationery. The risks we assume include: the risk that annuitants receiving annuity payouts under a contract live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed); the risk that death benefits paid under the minimum death benefit option (see below) will exceed the actual contract value; the risk that more owners than expected will qualify for reduced sales or administrative charges; and the risk that our costs in providing the services will exceed our revenues from contract charges. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits for which the charge is made. For example, the sales expense charge may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from the mortality and expense risk charge deducted from the fund. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from purchase payments
Under periodic payment contracts, we deduct 4.25% for sales expenses and 1% for administrative expenses from each purchase payment when it is received. We may deduct a higher combined sales and administrative expense charge from any year's payment that is more than twice the original year's payment. Under single payment contracts, we deduct 2% plus $50 from the single purchase payment for sales expense and $65 for administrative expenses. Deductions for sales and administrative expenses made from purchase payments applied to the fixed side of the contract are the same as those made from purchase payments applied to the fund.



If the contractowner elected the minimum death benefit, we make an additional deduction of .75% from each purchase payment. We expect to make a profit from the sale of this death benefit.

We will deduct from purchase payments any premium tax or other tax levied by any governmental entity with regard to the contracts of the fund. The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of the contractowner's state of residence. The tax ranges from 0. to 5.0%.

Deductions from average daily value of the fund
We assume the risk that annuitants as a class may live longer than expected (mortality risk) and that expenses may be higher than the deductions for such expenses (expense risk). In either case, the loss will fall on us. Conversely, if such deductions are higher than expenses, the excess will be a profit to us.

In return for the assumption of these risks, daily deductions aggregating 1.002% annually of the average daily value of the fund are made consisting of ..9% for mortality risk and .102% for expense risk.

We also deduct a management fee for investment advisory services equal to 0.323% annually of the average daily value of the fund. See Fund A--Other information.

We may modify the amount of deductions and annuity rates. See The contracts. However, we may increase deductions for investment advisory services only after approval by a vote of the majority of contractowners, as defined in the Investment Company Act.

Additional information
The sales and administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (1) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees or (4) any other circumstances which reduce distribution or administrative expenses. The exact amount of sales and administrative charges applicable to a particular contract will be stated in that contract.

The contracts

Purchase of contracts
We no longer offer contracts for sale. However, existing contractowners can make periodic purchase payments under the periodic purchase payment contracts.

Two types of group variable annuity contracts are described in this Prospectus:

1.Regular group variable annuity contracts, under which we allocate payments to the accounts of individual participants. Each participant under the regular group variable annuity contract receives a certificate which summarizes the provisions of the group contract and is proof of participation.

2.Group variable annuity deposit administration contracts, designed for use with defined benefit pension plans and defined benefit H.R.-10 plans.

Periodic purchase payments

Periodic purchase payments are payable to us at a frequency and in an amount the contractowner selected in the application. Additional purchase payments must be for at least $25 per payment, and total at least $600 annually. If the contractowner stops making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by the contractowner's state's non-forfeiture law for deferred annuities. If you submit a purchase payment to your agent, we will not begin processing the purchase payment until we receive it from our agent's broker-dealer.


Valuation date
Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of purchase payments
Purchase payments are placed into the fund or into the fixed account, according to the contractowner's instructions. Under the regular group variable annuity contract, net purchase payments, allocated to the fund are converted into accumulation units and are credited to the account of each participant. Under the group variable annuity deposit administration contract, net purchase payments are converted into accumulation units and credited to the account of the contractowner. The number of accumulation units credited is determined by dividing the net purchase payment by the value of an accumulation unit on the valuation date on which the purchase payment is received at our home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. The number of accumulation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the fund's investments perform, but also upon the expenses of the fund.

Valuation of accumulation units

Purchase payments allocated to the fund are converted into accumulation units. This is done by dividing each purchase payment by the value of an accumulation unit for the valuation period during which the purchase payment is allocated to the fund. The accumulation unit value for the fund was established on March 1, 1967, at $1. It may increase or decrease from valuation period to valuation period. The accumulation unit value is affected by the investment performance of the fund, expenses, and deduction of certain charges. We determine the value of an accumulation unit on the last day of any following valuation period as follows:


(1)The total value of the fund by its net asset value at end of the valuation period; minus

(2)The liabilities of the fund at the end of the valuation period (these liabilities include daily charges imposed on the fund, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the fund); and

(3)The result of steps (1) and (2) is divided by the number of fund units outstanding at the beginning of the valuation period.

The daily charges imposed on the fund for any valuation period are equal to the daily mortality and expense risk charge and the daily management fee multiplied by the number of calendar days in the valuation period.

Valuation of annuity units. The value of an annuity unit for the period ending March 1, 1967 was established at $1. We determine the value of the annuity unit for any following valuation period by multiplying (a) the annuity unit value from the previous valuation period by (b) the net investment factor for the valuation period containing the 14th day prior to the last day of the current valuation period by (c) a factor to neutralize the assumed investment rate
(AIR) built into the annuity table contained in the contract which is not applicable as actual net investment income is credited instead.

The value of an annuity unit on any date on which the NYSE is closed is its value on the next day on which the NYSE is open. We use the net investment factor for the 14th day prior to the current valuation date in calculating the value of an annuity unit in order to calculate amounts of annuity payments and to mail checks in advance of their due dates. We normally issue and mail such checks at least three days before the due date.

Transfer from the fund on or before the annuity commencement date
The contractowner may transfer all or any part of the contract value from the fund to the fixed side of the contract.

The contractowner may also transfer all or any part of the contract value from the fixed side of the contract to the fund subject to the following restrictions: (1) the sum of the percentages of fixed value transferred is limited to 25% of the value of the fixed side in any 12-month period; and (2) the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers after the annuity commencement date
The contractowner may transfer all or a portion of his or her investment in the fund to the fixed side of the contract. Those transfers will be limited to three times per contract year. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge. No transfers are allowed from the fixed side of the contract to the fund.

Death benefit before the annuity commencement date
Qualified contracts. If an annuitant dies before the annuity commencement date, we will pay the beneficiary a death benefit equal to the contract value, or, if greater and you have elected it and the annuitant dies before age 65, the minimum death benefit.

The value of the death benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
(1) proof, satisfactory to us, of the death of the annuitant; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed.

The minimum death benefit is equal to the greater of contract value or the sum of all purchase payments made on behalf of the participant (minus any withdrawals, partial annuitizations, premium taxes incurred, and rider premiums).

If the death benefit becomes payable, the beneficiary may elect to receive payment either in the form of a lump sum settlement or an annuity payout. Federal tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If an election has not been made by the end of the 60-day period, a lump sum settlement will be made to the beneficiary at that time. This payment may be postponed as permitted by the Investment Company Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1.If any beneficiary dies before the annuitant, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests (There are no restrictions on the beneficiary's use of the proceeds.); and/or

2.If no beneficiary survives the annuitant, the proceeds will be paid to the participant's estate.

Nonqualified contracts. If the participant under a nonqualified contract dies before the annuity commencement date, then, in compliance with the tax code, the participant's contract value will be paid as follows:

1.Upon the death of a nonannuitant participant, the contract value shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the contract value shall be paid to the annuitant named in the contract; and

2.Upon the death of a participant, who is also the annuitant, the death will be treated as death of the annuitant and the provisions of the contract regarding death of annuitant will control. If the beneficiary is the surviving spouse of the participant, the surviving spouse may elect to continue the contract in the name of that spouse as the new participant and the contract will continue as though no death benefit had been payable.

The tax code requires that any distribution be paid within five years of the death of the participant unless the beneficiary begins receiving, within one year of the participant's death, the distribution in the form of a life annuity or an annuity for a designated period not exceeding the beneficiary's life expectancy.

Joint/contingent ownership
If a joint owner is named in the application, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. A contingent owner may not exercise ownership rights in this contract while the contractowner is living.

Surrenders and withdrawals
Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of a portion of the contract value upon the contractowner's written request, subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend upon the annuity option elected by the contractowner.

The contract value available upon surrender/withdrawal is the contract value at the end of the valuation period during which the written request for surrender/withdrawal is received at the home office. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the Investment Company Act.

The tax consequences of a surrender/withdrawal are discussed later in this Prospectus. See Federal tax matters.

Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this Prospectus.

We may terminate the contract if the frequency of purchase payments or the contract value falls below the contractowner's state minimum standards.

For contracts issued in connection with qualified plans, including H.R.-10 plans and tax-deferred annuity plans, participants should consult the terms of the plan for limitations on early surrender or payment. See Federal tax matters below, and in the SAI.

For other contracts, if the contractowner stops making purchase payments for a participant before the annuity commencement date, a participant has the following options:

1.We may apply the participant's account value to provide annuity payments under the selected annuity option. See Annuity payouts--Annuity options, below.

2.A participant may surrender all or any portion of the participant's account value by submitting a written request for surrender and the certificate to our home office. The participant will receive account value determined as of the day of the surrender.

3.The participant may continue to participate in the fund. When the annuity commencement date arrives, the participant can annuitize. See Annuity payouts--Annuity options, below. Before then, the participant can surrender account value.

If the participant becomes an employee of another employer or a member of an association which has a similar variable annuity contract in force with us, the participant may transfer account value to the other contract.

A participant may also purchase an individual variable annuity contract we are issuing at that time after making any required payments.

Delay of payments

Contract proceeds from the fund will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the fund cannot redeem shares; or (iii) when the SEC so orders to protect contract owners.



If mandated under applicable law, we may be required to reject a purchase payment. We may also be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.


Reinvestment privilege
The contractowner may elect to make a reinvestment purchase with any part of the proceeds of a surrender/ withdrawal of the contract without any deductions by the Company. This election must be made within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this Prospectus. The contractowner must represent to us that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this Prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation units on the next valuation date (see More information about the fund-- Valuing the fund's assets). This computation will occur following receipt of the proceeds and request for reinvestment at our home office. The contractowner may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. A tax adviser should be consulted before a request for surrender/withdrawal or subsequent reinvestment purchase is made.

Amendment of contract
We reserve the right to amend the contract to meet the requirements of the Investment Company Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Otherwise, we cannot modify the contract without contractowner approval until the contract has been in force for at least three years. We also cannot modify the contract as it applies to retired participants unless we get their written consent.

Commissions
The commissions paid to dealers are a maximum of 5.25% of each purchase payment.

Ownership
The contractowner has all rights under the contract. According to Indiana law, the assets of the fund are held for the exclusive benefit of all contractowners, participants, and their designated beneficiaries; and the assets of the fund are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Non-qualified contracts may not be collaterally assigned. We assume no responsibility for the validity or effect of any assignment. Consult a tax adviser about the tax consequences of an assignment.

Contractowner questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements, and riders may vary as required by state law. Questions about the contracts should be directed to us at 1-800-454-6265.


Annuity payout options

When you applied for a contract, you could select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both. The contract provides that all or part of the contract value may be used to purchase an annuity.

You may elect annuity payouts in monthly, quarterly, semi-annual or annual installments. If the payouts would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity payout options available.

Payouts for guaranteed period. This option guarantees periodic payouts during a guaranteed period, usually 10 or 20 years. However, under contracts issued in connection with Section 403(b) plans, this option is not available if the sum of the number of years over which monthly payouts would be made and the age of the annuitant on the first scheduled payment date is greater than 95.

Life income with payouts for guaranteed period. This option guarantees periodic payouts during a designated period of 10, 15 or 20 years, and then continues throughout the lifetime of the annuitant. The participant selects the designated period.

Unit refund life annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units equal to the excess, if any, of: (a) the total amount applied under this option, divided by the annuity unit value for the date payouts begin, divided by (b) the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death. The value of the number of annuity units is computed on the date the death claim is approved for payment by the home office. (Not available as a fixed payout.)

Payouts of designated amount. This option offers equal annual, semi-annual, quarterly or monthly payouts of a designated amount (not less than $50 per year per $1,000 of original proceeds left with us) until the proceeds are exhausted. The minimum amount withdrawable under this option is not necessarily the recommended amount. This option is not available under contracts issued in connection with Section 403(b) plans. (Not available as a fixed payout.)

Annuity settlement. This option offers payouts in the form provided by any single payment immediate annuity contract issued by us on the date the proceeds become payable. However, the amount of the first payment shall be 103% of the first payment which such proceeds would otherwise provide under such annuity contract on the basis of the Company's rates in effect on such date. In calculating the first payment under the single payment immediate annuity contract selected under this option, we assume that a deduction for sales and administrative expenses has been made from the amount applied.

Life annuity. This option offers periodic payouts during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Joint and last survivor annuity. This option offers periodic payouts during the joint lifetime of the annuitant and a designated second person. The payouts continue during the lifetime of the survivor.

Joint and two-thirds to survivor annuity. This option provides periodic payouts during the joint lifetime of the annuitant and a designated second person. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

If any payee dies after an annuity payout becomes operative, then we will pay the following to the payee's estate (unless otherwise specified in the election option): the present value of unpaid payments under the payouts for guaranteed period or life income with guarantee period; the amount payable at the death of the payee under the unit refund; or the proceeds remaining with Lincoln Life under the payouts of designated amount or interest income. If the annuity settlement has been selected and becomes operative, when the last payee dies, we will pay the remainder of the contract in a single sum to the last payee's estate (unless otherwise specified in the election option).

Present values will be based on the Assumed Investment Rate [See Assumed investment rate (AIR)] used in determining annuity payments. The mortality and expense risk charge and the charge for administrative services will be assessed on all annuity options, including those that do not have a life contingency and thus no mortality risks.

General information
None of the options listed above currently provides withdrawal features, permitting the contractowner to withdraw commuted values as a lump sum payment. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

The annuity commencement date is usually on or before the annuitant's 85th birthday. The annuity commencement date may be changed upon written notice to our home office. We must be given at least 30 days notice before the date on which payouts are to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless another option is selected, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.

Assumed investment rate (AIR)
The contractowner may elect an AIR of 3.5%, 4.5%, 5% or 6%, as state law or regulations permit. These AIRs are used to determine the required level of employer contributions in connection with certain pension plans. They do not reflect how the value of the fund's investments has grown or will grow.

The contractowner's choice of AIR affects the pattern of annuity payments. A higher AIR will produce a higher initial payment but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments) than a lower AIR.

The following table shows the annuity unit values at each year end for the different AIRs:


                     Annuity Unit Values
                     Assumed Investment Rate
                     December 31    3.5%     4.5%  5%    6%
                        1992....... 2.705    2.120 1.476 1.476
                        1993....... 2.870    2.227 1.964 1.529
                        1994....... 2.805    2.156 1.892 1.459
                        1995....... 3.718    2.830 2.472 1.888
                        1996....... 4.268    3.218 2.797 2.117
                        1997....... 5.482    4.094 3.541 2.654
                        1998....... 6.353    4.699 4.045 3.004
                        1999....... 7.167    5.250 4.500 3.309
                        2000....... 6.144    4.458 3.801 2.770
                        2001....... 5.221    3.751 3.184 2.298


Variable annuity payouts
Variable annuity payouts will be determined using:

1.The contract value on the annuity commencement date;

2.The annuity tables contained in the contract;

3.The annuity option selected; and

4.The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1.Determine the dollar amount of the first periodic payout; then

2.Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3.Calculate the value of the annuity units each period thereafter.

We may use sex distinct tables in contracts that are not associated with employer sponsored plans.

When calculating the first payment under a single payment immediate annuity contract, assume that a deduction for sales and administrative expenses (which currently amounts to 2% plus $115 for single payment variable annuity contracts) has been made from the amount applied under this provision.

Immediate annuity contracts. For immediate annuities, the number of annuity units purchased is specified in the contract. We determine the number of annuity units by (a) multiplying the net single payment (after deductions) by the applicable annuity factor from the annuity table that we are then using for immediate variable annuity contracts, and then (b) dividing by the value of the annuity unit based on the net investment factor calculated on the valuation date of the day or the day after the contract was issued. This number of annuity units does not change during the annuity period, and we determine the dollar amount of the annuity payment by multiplying the number of annuity units by the then value of an annuity unit.

More information about the fund

Valuing the fund's assets. In determining the value of the assets of the fund, each security traded on a national securities exchange is valued at the last reported sale price on the valuation date. If there has been no sale that day, then the value of the security is taken to be the average of the reported bid and asked prices at the time which the value is being determined.

Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the average of the quoted bid and asked prices on the valuation date. Securities, including restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers.

Modification of charges and deductions. With respect to the regular group variable annuity contracts, for existing holders of periodic payment contracts, we will not change the promised annuity rate, expense rate, or the deductions from what they were at the time of the participant's entry into the plan. This applies for any year's payment that is no more than twice the original year's payment. For any amount of a year's payment above twice the original year's payment, we may charge higher rates.

With respect to the group variable annuity deposit administration contract, for existing holders of periodic payment contracts, we will not change the promised annuity rate, expense rate, and the deductions from what they were at the time of issue. This applies for all payments made during the first 14 contract years following the first contract year, so long as that year's payment is no more than twice the original year's payment. For any amount of a year's payment above twice the original year's payment, we may charge higher rates.

Restrictions
The investments of the fund are subject to the provisions of the Indiana Insurance Law concerning earnings records, preferred stock overage, self-dealing, real estate holdings and concentration.

Loans will not be made, but the purchase of a portion of an issue of bonds, debentures or other securities publicly distributed or privately placed with financial institutions shall not be considered the making of a loan.

The fund will not:

 1.Invest more than 5% of the value of the fund's assets in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

 2.Acquire more than 10% of the voting securities of any one issuer.

 3.Borrow money except for temporary or emergency purposes in an amount up to 5% of the value of the assets.

 4.Underwrite securities of other issuers.

 5.Purchase or sell real estate as a principal activity. However, the right is reserved to invest up to 10% of the value of the assets of the fund in real properties.

 6.Purchase commodities or commodity contracts.

 7.Make short sales of securities.

 8.Make purchases on margin, except for such short-term credits as are necessary for the clearance of transactions.

 9.Invest in the securities of a company for the purpose of exercising management or control.

10.Place emphasis upon obtaining short-term trading profits, but it may engage in short-term transactions in the event that a change in economic conditions or a rapid appreciation or depreciation of stock prices occurs. (See the fund's portfolio turnover rates set forth in condensed financial information for the fund.) The securities markets in general have experienced volatility due to rapidly shifting economic trends. This volatility can affect turnover.

11.Plan to make investments in securities of other investment companies.
   However, the right is reserved to make such investments up to a maximum of 10% of the value of the assets of the fund, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

Sales and administrative charges and agreements

The administrative and sales services are provided under a Sales and Administrative Services Agreement executed by the Company and the fund. For sales and administrative expenses, the fund paid $4,620 in 2001, $5,746 in 2000, and $6,920 in 1999.


With respect to the regular group variable annuity contracts, for existing holders of periodic payment contracts, we may only increase the combined sales and administrative expense charge up to 5.25% for any year's payment that is no more than twice the original year's payment. For any amount of the year's payment above twice the original year's payment, we may charge a higher rate.

With respect to the group variable annuity deposit administration contract, for existing holders of periodic payment contracts, we may only increase the combined sales and administrative expense charge up to 5.25% for any year's payment made in the first 14 contract years following the first contract year, so long as that year's payment is no more than twice the original year's payment. For any amount of the year's payment above twice the original year's payment, we may charge a higher rate.


The variable annuity contracts allow us to grant an "experience rating credit." Essentially, the experience rating credit allows (but does not require) us to return any sales and administrative charges that were in excess of the actual costs. During 2001, we did not pay any experience rating credits. The granting of experience rating credits in any year in no way obligates us to grant such credits in ensuing years.


Custodian



All securities, cash and other similar assets of the fund are currently held in custody by Mellon Bank, N.A., 1735 Market Street, Suite 1735, Philadelphia, Pennsylvania 19103.



The custodian shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and (7) deliver to the fund proxies, proxy statements, etc.


Lincoln Life performs the dividend and transfer functions for the fund.




FEDERAL TAX MATTERS



Introduction



The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.



QUALIFIED RETIREMENT PLANS



We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.



Types of Qualified Contracts and Terms of Contracts



Currently, we issue contracts in connection with the following types of qualified plans:



..  Individual Retirement Accounts and Annuities ("Traditional IRAs")



..  Roth IRAs



..  Traditional IRA that is part of a Simplified Employee Pension Plan("SEP")



..  SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)



..  403(b) plans (public school system and tax-exempt organization annuity plans)



..  401(a) plans (qualified corporate employee pension and profit-sharing plans)



..  403(a) plans (qualified annuity plans)



..  H.R. 10 or Keogh Plans (self-employed individual plans)



.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)



.. 403(b) plans (public school system and tax-exempt organization annuity plans).



We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.



We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.



Economic Growth and Tax Relief Reconciliation Act of 2001



The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA has introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.



Tax Treatment of Qualified Contracts




The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,



.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.



.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.



.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.



Tax Treatment of Payments



The Federal income tax rules generally include distributions from a qualified contract in the recipient's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions



Under most qualified plans, you must begin receiving payments from the contract minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.



Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.



The IRS has issued new proposed regulations concerning required minimum distributions. The proposed regulations may impact the distribution method you have chosen and the amount of your distributions. These rules may also change once finalized by the IRS. Please contact your tax adviser regarding any tax ramifications.



Federal penalty taxes payable on distributions



The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:



..  received on or after the annuitant reaches age 591/2,



.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),



.. received as a series of substantially equal periodic payments for the annuitant's life (or life expectancy), or



..  received as reimbursement for certain amounts paid for medical care.



These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.





Transfers and direct rollovers



As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) nongovernmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.



Death Benefit and IRAs



Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.



FEDERAL INCOME TAX WITHHOLDING



We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.



Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.



NONQUALIFED ANNUITY CONTRACTS



A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or 403(b) plan. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a competent tax advisor.



TAX STATUS OF LINCOLN LIFE



Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



CHANGES IN THE LAW



The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Voting rights

Contractowners cast votes on behalf of participants. The voting will be done according to the instructions of the participants who have interests in the fund. The number of votes the contractowners have the right to cast will be determined as follows: for participants in the accumulation period, the number of votes equals the number of accumulation units; for annuitants receiving annuity payments, the number of votes equals (a) the amount of assets in the fund established to meet the annuity obligations related to such annuitants divided by (b) the value of an accumulation unit. Fractional shares will be recognized in determining the number of votes.

During the annuity period, every participant has the right to give instructions regarding all votes attributable to the assets established in the fund to meet the annuity obligations related to that participant. If a contractowner receives no instructions from the relevant participant, or if there is no participant entitled to give voting instructions, the contractowner may cast the votes in his or her sole discretion.

Whenever a meeting of the fund is called, each contractowner and each participant having a voting interest in the fund will receive proxy voting material, reports, and other materials.

Distribution of the contracts

We are the distributor and principal underwriter of the contracts. The contracts were sold by properly licensed registered representatives of independent broker-dealers which in turn have selling agreements with us and have been licensed by state insurance departments to represent us. We are registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and are a member of the National Association of Securities Dealers (NASD).

State regulation

As a life insurance company organized and operating under Indiana law, the Company is subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by the Indiana Department of Insurance at least once every five years.

Restrictions under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon: (1) termination of employment in all institutions as defined in Texas law, (2) retirement, or (3) death. Accordingly, a participant in the ORP will be required to obtain a certificate of termination from his or her employer before he or she can redeem his or her account.

Records and reports

As presently required by the Investment Company Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the fund. We have entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the fund. We will mail to each contractowner, at his or her last known address of record at the home office, at least semiannually after the first contract year, reports containing information required by the Investment Company Act or any other applicable law or regulation.

Other information

A Registration Statement has been filed with the SEC, under the Securities Act, for the contracts being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the fund, Lincoln Life, and the contracts offered.

Statements in this Prospectus about the content of the contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


During 2001, Lincoln Life sold its reinsurance operation to Swiss Re. See note #9 of the Statutory Basis financial statements of Lincoln Life for additional information regarding the sale.


Legal proceedings
Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.




Lincoln Life has settled its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The settlement became final in 2001.



After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.


Table of Contents for SAI


                                                           Item
                --------------------------------------------
                General Information and History            B-2
                --------------------------------------------
                Special Terms                              B-2
                --------------------------------------------
                Investment Objectives and Policies of the
                  Fund                                     B-2
                --------------------------------------------
                Management                                 B-2
                --------------------------------------------
                Investment Advisory and Related Services   B-5
                --------------------------------------------
                Brokerage Allocation                       B-5
                --------------------------------------------
                Purchase and Pricing of Securities Being
                  Offered                                  B-6
                --------------------------------------------
                Calculation of Investment Results          B-7
                --------------------------------------------
                Distribution of Variable Annuity Contracts B-8
                --------------------------------------------
                Other Services                             B-8
                --------------------------------------------
                Underwriters                               B-9
                --------------------------------------------
                Determination of Net Asset Value           B-9
                --------------------------------------------
                Financial Statements                       B-9
                --------------------------------------------


Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Fund A (Group):

                                (Please Print)

Name: _________________________ Social Security No.: ________________________

Address: ____________________________________________________________________

City ___________________________  State ________________ Zip ____________

Mail to Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

         Lincoln National Variable Annuity Fund A (Group) (Registrant)

            The Lincoln National Life Insurance Company (Depositor)


This Statement of Additional Information should be read in conjunction with the Prospectus of Lincoln National Variable Annuity Fund A (Group) dated May 1, 2002. You may obtain a copy of the Fund A (Group) Prospectus on request and without charge. Please write Annuities Customer Service, The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call

1-800-454-6265.

                               TABLE OF CONTENTS


             ITEM                                             PAGE
             ----                                             ----
             General Information and History................. B-2
             Special Terms................................... B-2
             Investment Objectives and Policies of the Fund.. B-2
             Management...................................... B-2
             Investment Advisory and Related Services........ B-5
             Brokerage Allocation............................ B-5
             Purchase and Pricing of Securities Being Offered B-6
             Calculation of Investment Results............... B-7
             Distribution of Variable Annuity Contracts...... B-8
             Other Services.................................. B-8
             Underwriters.................................... B-9
             Determination of Net Asset Value................ B-9
             Financial Statements............................ B-9




This Statement of Additional Information is not a Prospectus.


The date of this Statement of Additional Information is May 1, 2002.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

               Lincoln National Variable Annuity Fund A (Group)

General information and history of The Lincoln National Life Insurance Company


The Lincoln National Life Insurance Company (Lincoln Life or the Company) organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. The Company is wholly owned by Lincoln National Corporation, a publicly-held insurance and financial services holding company domiciled in Indiana that engages in insurance and financial services.


Special terms

The Special terms used in this SAI are the ones defined in the Prospectus.

Investment objectives and policies of the Fund

This information is discussed in the Prospectus.


                                  MANAGEMENT


Directors and Officers


The Board of Managers oversees the management of the fund and elects its officers. The Members of the Board of Managers (the "directors") have the power to amend the bylaws of the fund, and to exercise all the powers of the fund except those granted to the contractowners. The directors hold their position until their successors are elected and qualify. The fund's officers are re-elected annually and are responsible for the day-to-day operations of the fund. Information pertaining to the directors and executive officers of the fund is set forth below. Directors that are deemed "interested persons," as defined in the Investment Company Act of 1940 ("1940 Act"), are included in the table titled, "Interested Directors." Directors who are not interested persons are referred to as Independent Directors.



As used herein, the terms "Fund Complex" and "Family of Investment Companies" include eleven Lincoln National Funds and Lincoln National Variable Annuity Fund A.



Interested Directors


                                                                                                      Number of
                                                                                                      Funds in
                                                                                                      Fund
                                                                                                      Complex
                                Position(s) Held    Term of Office and    Principal Occupation(s)     Overseen by
Name, Address and Date of Birth With the Fund       Length of Time Served During Past Five Years      Director
------------------------------------------------------------------------------------------------------------------
  Kelly D. Clevenger *          Chairman, President Chairman since August Vice President, The Lincoln     12
  1300 S. Clinton Street        and Director        1995; President and   National Life Insurance
  Fort Wayne, IN 46802                              Director since        Company. Vice President,
  DOB: 07/25/52                                     November 1994.        Lincoln Retirement
                                                                          Services Company, LLC.

  Barbara S. Kowalczyk *        Director            Director since        Senior Vice President,          12
  Centre Square, West Tower                         November 1993.        Corporate Planning and
  1500 Market St., Suite 3900                                             Development, Lincoln
  Philadelphia, PA 19102                                                  National Corporation
  DOB: 04/07/51                                                           (insurance holding
                                                                          company).















                                Other Directorships
Name, Address and Date of Birth Held by Director
---------------------------------------------------
  Kelly D. Clevenger *          Lincoln Retirement
  1300 S. Clinton Street        Services Company,
  Fort Wayne, IN 46802          LLC
  DOB: 07/25/52


  Barbara S. Kowalczyk *        Lincoln National
  Centre Square, West Tower     Management
  1500 Market St., Suite 3900   Corporation; The
  Philadelphia, PA 19102        Lincoln National
  DOB: 04/07/51                 Life Insurance
                                Company; Lincoln
                                Financial Group
                                Foundation, Inc.;
                                Lincoln Life and
                                Annuity Company
                                of New York;
                                Lincoln National
                                U.K. PLC
                                (financial services
                                company).



* Kelly D. Clevenger, currently Chairman and President of the fund, is an interested person of the fund by reason of his being an officer of Lincoln Life. Barbara S. Kowalczyk, a director of the fund, is an interested person of the fund by reason of her being a Senior Vice President of Lincoln National Corporation.

Independent Directors

                                                                                                         Number of
                                                                                                         Funds in
                                                                                                         Fund
                                                                                                         Complex
                                Position(s) Held With Term of Office and    Principal Occupation(s)      Overseen by
Name, Address and Date of Birth the Fund              Length of Time Served During Past Five Years       Director
---------------------------------------------------------------------------------------------------------------------
    John B. Borsch              Director              Director since        Retired; formerly Associate      12
    1300 S. Clinton Street                            December 1981.        Vice President, Investments,
    Fort Wayne, IN 46802                                                    Northwestern University.
    DOB: 06/09/33

    Nancy L. Frisby             Director              Director since        Vice President and Chief         12
    1300 S. Clinton Street                            April 1992.           Financial Officer, Desoto
    Fort Wayne, IN 46802                                                    Memorial Hospital; formerly
    DOB: 11/10/41                                                           Chief Financial Officer,
                                                                            Bascom Palmer Eye
                                                                            Institute, University of
                                                                            Miami School of Medicine;
                                                                            formerly Vice President and
                                                                            Chief Financial Officer, St.
                                                                            Joseph Medical Center, Inc.

    Kenneth G. Stella           Director              Director since        President, Indiana               12
    1300 S. Clinton Street                            February 1998.        Hospital & Health
    Fort Wayne, IN 46802                                                    Association
    DOB: 08/20/43




                                Other Directorships
Name, Address and Date of Birth Held by Director
---------------------------------------------------
    John B. Borsch              N/A
    1300 S. Clinton Street
    Fort Wayne, IN 46802
    DOB: 06/09/33

    Nancy L. Frisby             N/A
    1300 S. Clinton Street
    Fort Wayne, IN 46802
    DOB: 11/10/41







    Kenneth G. Stella           First National Bank
    1300 S. Clinton Street      & Trust of
    Fort Wayne, IN 46802        Kokomo
    DOB: 08/20/43

Officers Who Are Not Directors


                                                                                                       Number of
                                                                                                       Funds in
                                                                                                       Fund
                                                                                                       Complex
                                Position(s) Held With Term of Office and     Principal Occupation(s)   Overseen by
Name, Address and Date of Birth the Fund              Length of Time Served  During Past Five Years    Director
-------------------------------------------------------------------------------------------------------------------
  Frederick J. Crawford         Vice President and    Vice President and     Vice President and            N/A
  Centre Square, West Tower     Treasurer             Treasurer since        Treasurer, Lincoln
  1500 Market St., Suite 3900                         January 2001.          National Corporation;
  Philadelphia, PA 19102                                                     formerly President and
  DOB: 08/03/63                                                              Market Manager, Greater
                                                                             Cincinnati Region Bank
                                                                             One, N.A.
  Cynthia A. Rose               Secretary             Secretary              Secretary, Assistant Vice     N/A
  1300 South Clinton Street                           since February 1995.   President, The Lincoln
  Fort Wayne, IN 46802                                                       National Life Insurance
  DOB: 04/24/54                                                              Company; formerly
                                                                             Assistant Secretary,
                                                                             Lincoln National
                                                                             Corporation
  Eric C. Jones                 Second Vice           Second Vice President  Second Vice President,        N/A
  1300 S. Clinton Street        President and Chief   since May 2001 and     The Lincoln National Life
  Fort Wayne, IN 46802          Accounting Officer    Chief Accounting       Insurance Company.
  DOB: 01/20/61                 since May 2001,       Officer since May
                                Assistant Vice        1997.
                                President and Chief
                                Accounting Officer
                                since May 1999,
                                Chief Accounting
                                Officer since May
                                1997.
  Steven M. Kluever             Second Vice           Second Vice President  Second Vice President,        N/A
  1300 S. Clinton Street        President             since August 1999;     The Lincoln National Life
  Fort Wayne, IN 46802                                Assistant Vice         Insurance Company.
  DOB: 08/04/62                                       President since August
                                                      1997.






                                Other Directorships
Name, Address and Date of Birth Held by Director
---------------------------------------------------
  Frederick J. Crawford                 N/A
  Centre Square, West Tower
  1500 Market St., Suite 3900
  Philadelphia, PA 19102
  DOB: 08/03/63


  Cynthia A. Rose                       N/A
  1300 South Clinton Street
  Fort Wayne, IN 46802
  DOB: 04/24/54



  Eric C. Jones                         N/A
  1300 S. Clinton Street
  Fort Wayne, IN 46802
  DOB: 01/20/61







  Steven M. Kluever                     N/A
  1300 S. Clinton Street
  Fort Wayne, IN 46802
  DOB: 08/04/62



Board Committees

The Board of Managers has established an Audit Committee, which is responsible for overseeing the fund's financial reporting process on behalf of the Board of Managers and to report the result of their activities to the Board. The Audit Committee will assist and act as a liaison with the Board of Managers in fulfilling the Board's responsibility to contractowners of the fund and others relating to oversight of fund accounting, the fund's system of control, the fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audits of the fund. The members of the Audit Committee include all of the independent directors: John B. Borsch, Nancy L. Frisby, and Kenneth G. Stella. There were two Audit Committee meetings held during 2001. The Board does not have a valuation or nominating committee.



Ownership of Securities



As of December 31, 2001, the directors and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the fund. For the year ended December 31, 2001, the dollar range of equity securities owned beneficially by each director in the fund and in any registered investment companies overseen by the directors within the same family of investment companies as the fund is as follows:



Interested Directors



                                                                   Aggregate Dollar Range of Equity Securities in
                                                                   All Registered Investment Companies Overseen
Name of Director     Dollar Range of Equity Securities in the Fund by Director in Family of Investment Companies
-----------------------------------------------------------------------------------------------------------------
Kelly D. Clevenger                       None                                     $10,001-$50,000

Barbara S. Kowalczyk                     None                                     None



Independent Directors



                                                                Aggregate Dollar Range of Equity Securities in
                                                                All Registered Investment Companies Overseen
Name of Director  Dollar Range of Equity Securities in the Fund by Director in Family of Investment Companies
--------------------------------------------------------------------------------------------------------------
John B. Borsch     Lincoln National Variable Annuity Fund A--                  $10,001-$50,000
                   $10,001-$50,000

Nancy Frisby       None                                                        Over $100,000

Kenneth G. Stella  None                                                        None



No Independent Director, nor any of his or her immediate family members, owned securities beneficially or of record in the Company, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company. Further, during the two most recently completed calendar years, no Independent Director, nor any of his or her immediate family members, held any direct or indirect interest or relationship, the value of which exceeds $60,000, in or with the Company, or in or with any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company.



No director or officer of Fund A received from Fund A compensation in excess of $60,000 for the most recently completed fiscal year.



Board Approval of Advisory Contracts


In connection with the approval or re-approval of the fund's advisory agreement and sub-advisory agreement, if applicable, the directors of the fund, including those directors who are not "interested persons" of the fund, the adviser or the sub-adviser, requested and received from the adviser and the sub-adviser, and reviewed, a wide variety of information. In approving or re-approving the agreements, and in evaluating the fairness of the compensation to be paid by the fund, the directors took into account principally the nature, quality and extent of the services performed by the adviser and the sub-adviser, in relation to fees received under the agreements. Thus, the directors considered the personnel, technical resources, operations and investment management capabilities, methodologies and performance of the adviser and the sub-adviser. The directors also considered other factors, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the adviser and the sub-adviser of providing the services, and the profitability of the advisory organization's relationship with the fund. In addition, the directors considered the brokerage services received by the fund. These factors were considered by the directors at large, and also were considered by the independent directors meeting separately. Based on this review, it was the judgment of the directors and the independent directors that approval or re-approval of the agreements was in the interests of the fund and its contractowners.


Remuneration of Certain Affiliated Persons

No person receives any remuneration from the Fund. The Company pays all expenses relative to the operation of the Fund, for which it deducts certain amounts (see the Prospectus).

Code of Ethics

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of a Code of Ethics that has been adopted by the Fund's Board of Managers. Access Persons are required to follow the guidelines established by the Fund's Code of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Adviser, Sub-Adviser and principal underwriter, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of the Fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. The Fund's Board of Managers is required to review and approve the Codes of Ethics for its Adviser, Sub-Adviser and principal underwriter.

The Code of Ethics for the Fund, Adviser, Sub-Adviser and principal underwriter can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. The hours of operation of the Public Reference Room are available by calling 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies are also available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Control of the Fund

No person is the record or beneficial owner of 5% or more of the Fund. In addition, Members of the Board of Managers and officers of the Fund as a group own less than 1% of the Registrant.

                   INVESTMENT ADVISORY AND RELATED SERVICES

This information is disclosed in the Prospectus.

                             BROKERAGE ALLOCATION

The Company places orders for the purchase and sale of securities for the Fund's portfolio. It is the Fund's policy to have orders placed with brokers or dealers who will give the best execution of such orders at prices and under conditions most favorable to the Fund. The Company will customarily deal with principal market makers in purchasing over-the-counter securities. In the allocation of brokerage business, preference may be given to those brokers and dealers who provide statistical, research, or other services--so long as there is no sacrifice in getting the best price and execution.

Consistent with the policy of seeking best price and execution for the transaction size and the risk involved, in selecting brokers or dealers or negotiating the commissions to be paid, the Company considers each firm's financial responsibility and reputation, range and quality of the service made available to the Fund and the broker's or dealer's professional services, including execution, clearance procedures, wire service quotations and ability to provide performance, statistical and other research information for consideration, analysis and evaluation by the Company. In accordance with this policy, the Company does not execute brokerage transactions solely on the basis of the lowest commission rates available for a particular transaction.

Securities of the same issuer may be purchased, held or sold at the same time by the Fund or other accounts or companies for which the adviser provides investment advice (including affiliates of the adviser). On occasions when the adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as the other clients of the adviser, the adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the Fund. In some instances, the procedures may impact the price and size of the position obtainable for the Fund.

The adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the adviser's clients; in addition the adviser may allocate trades among brokers that generally provide superior brokerage and research services. During 2001, the adviser directed transactions totaling approximately $65 million to these brokers and paid commissions of approximately $86,500 in connection with these transactions. Research services furnished by brokers are used for the benefit of all the adviser's clients and not solely or necessarily for the benefit of the fund. The adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee payable to the adviser by an amount that might be attributable to the value of such services.



The Fund paid brokerage fees of $244,236 in 2001, $190,935 in 2000, and $56,000 in 1999.


               PURCHASE AND PRICING OF SECURITIES BEING OFFERED

Offering to Public; Sales Load

This information is disclosed in the Prospectus.

General Formulas for Determining Value of the Accumulation Unit

The following formulas set out in general terms the computation of the Accumulation Unit value at the close of trading on any day upon which the New York Stock Exchange is open.

                   Investment Income + Capital Gains - Capital Losses - Taxes Gross Investment Rate =
                  ------------------------------
                        Value of Fund at Beginning of Valuation Period

Net Investment Rate = Gross Investment Rate - .0000363 (for a one day Valuation Period)

Net Investment Factor = Net Investment Rate + 1.00000000

                    Accumulation Unit Value
Accumulation Unit Value =
                                         X Net Investment Factor
                    on Preceding Valuation Date

Calculation of Accumulation Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example. Assume that the value of the assets of the Fund at the beginning of a one day valuation period was $5,000,000; that the value of an Accumulation Unit on that date was $1.135; and that during the valuation period the investment income was $4,000, the net unrealized capital gains were $6,000 and the net realized capital losses were $3,000. Assuming these figures are net after provision for applicable taxes, the value of the assets of the Fund at the end of the valuation period, before adding payments received during the period, would thus be $5,007,000 ($5,000,000 plus $4,000 plus $6,000 minus $3,000).

The gross investment rate for the valuation period would be equal to (a) $7,000 ($4,000 plus $6,000 less $3,000) divided by (b) $5,000,000 which produces .14%
(.0014). The net investment rate for the valuation period is determined by deducting .00363% (.0000363) from the gross investment rate, which results in a net investment rate of .13637% (.0013637). The net investment factor for the valuation period would be determined as the net investment rate plus 1.0, or 1.0013637.

The value of the Accumulation Unit at the end of the valuation period would be equal to the value at the beginning of the period ($1.135) multiplied by the net investment factor for the period (1.0013637), which produces $1.1365478.

General Formulas for Determining Dollar Amount of Annuity Payments

                      Dollar Amount of First Monthly Payment
Number of Annuity Units =
                    -------------
                            Annuity Unit Value on Date of First Payment

                Value of Annuity Unit
                                   Factor to
                                            Net Investment Factor for
Annuity Unit Value = on Preceding Valuation X Neutralize X 14th Day Preceding Current
                Date
                                   AIR
                                            Valuation Date

Dollar Amount of
                                      Annuity Unit Value
Second and Subsequent = Number of Annuity Units X for Period in Which Annuity Payment
                                      Payment is Due

Calculation of Annuity Payments Using Hypothetical Example

The determination of the Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example. Assume a Participant at the date of retirement has credited to his individual account 30,000 Accumulation Units, and that the value of an Accumulation Unit on the 14th day preceding the last day of the valuation period in which annuity payments commence was $1.15 producing a total value of his individual account of $34,500. Assume also that the Participant elects an option for which the table in the variable annuity contract indicates the first monthly payment is $6.57 per $1,000 of value applied; the Participant's first monthly payment would thus be 34.5 multiplied by $6.57 or $226.67.

Assume that the Annuity Unit value for the valuation period in which the first payment was due was $1.10. When this is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be
206.064. The value of this same number of Annuity Units will be paid in each subsequent month.

Assume further that the net investment factor for the Fund for the 14th day preceding the last day of the valuation period in which the next annuity payment is due is 1.0019. Multiplying this factor by .99990575 (for a one day valuation period) to neutralize the Assumed investment rate (AIR) of 3.5% per year built into the number of Annuity Units determined as per above, produces a result of 1.00180557. This is then multiplied by the Annuity Unit value for the valuation period preceding the period in which the next annuity payment is due (assume $1.105) to produce an Annuity Unit value for the current valuation period of $1.10699515.

The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value or 206.064 times $1.10699515, which produces a current monthly payment of $228.11.

                       CALCULATION OF INVESTMENT RESULTS

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the Fund. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                 P(1+T)n = ERV

Where:
       P = a hypothetical initial purchase payment of $1,000
       T = average annual total return for the period in question
       N = number of years

       ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof)

       The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges are deducted from premium payments and (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the inception of the Fund.


Standard performance for the period ending December 31, 2001:



1-year  5-year 10-year
------- ------ -------
-14.88% 7.05%   9.84%


Non-standard investment results:

The Fund may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. It may or may not reflect the charge for the minimum death benefit that was in effect during the time periods shown. This performance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may also report performance assuming that you deposited $10,000 into the Fund 10 years ago. This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the Fund. This information represents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. Cumulative quotations are arrived at by calculating the change in Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.


Non-standard annualized performance for the period ending December 31, 2001 (without reflecting the sales load or the minimum death benefit charge)



  YTD   1-year  3-year 5-year 10-year Since Inception
------- ------- ------ ------ ------- ---------------
-12.04% -12.04% -3.06% 7.75%  10.20%      12.51%


                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The contracts are no longer being offered. Variable annuity contracts were sold by registered representatives of the Company who have been licensed by the state insurance departments, by certain employees of the Company and through selected dealers who are members of the National Association of Securities Dealers, Inc. (NASD). The Company is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. For contracts of the Fund sold through other broker-dealers, the Company paid the broker-dealer an amount equivalent to the amount deducted for sales expenses. The amount paid to the broker-dealer may have been greater during the first year of a variable annuity contract than the amount deducted for sales expenses. The Company paid any excess over the amount deducted for sales expenses.

                                OTHER SERVICES

Custodian

This information is disclosed in the Prospectus.

Independent Auditors


The financial statements of the Fund and the statutory-basis financial statements of Lincoln Life, appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana, 46802 as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the Fund are maintained by the Company or by third parties responsible to the Company. The Company has entered into an agreement with the Delaware Management Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the Fund. No separate charge against the assets of the Fund is made by the Company for this service.

                                 UNDERWRITERS

The Company is the principal underwriter for the variable annuity contracts. The Contracts are no longer being offered. The Company retains no underwriting commissions from the sale of the variable annuity contracts.

                       DETERMINATION OF NET ASSET VALUE

A description of the days on which the Fund's net asset value per share will be determined is given in the Prospectus. The New York Stock Exchange is generally closed on New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days.

                             FINANCIAL STATEMENTS

Financial statements for the Fund and the statutory-basis financial statements of Lincoln Life appear on the following pages.

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

Statement of Net Assets

December 31, 2001

                                            Percent
                                               of      Number     Market
                                           Net Assets of Shares   Value
                                           ---------- --------- -----------
     INVESTMENTS:

     Common Stock 99.94%

       Aerospace & Defense:...............    1.90%
        Boeing............................             16,400   $   635,992
        Honeywell International...........             12,700       429,514
        Raytheon..........................             10,100       327,947
        United Technologies...............              7,300       471,799
                                                                -----------
                                                                  1,865,252

       Automobiles & Automotive Parts:....    1.33%
        AutoNation+.......................             23,600       290,988
        Cooper Industries.................              8,800       307,296
        Ford Motor........................             30,354       477,165
        General Motors....................              4,800       233,280
                                                                -----------
                                                                  1,308,729

       Banking & Finance:.................   14.31%
        American Express..................              6,600       235,554
        AmSouth Bancorporation............             13,100       247,590
        Associated Banc-Corp..............              6,800       239,972
        Bank of America...................             19,100     1,202,344
        Bank of New York..................              6,400       261,120
        Bank One..........................             16,395       640,225
        Capital One Financial.............              5,500       296,725
        Citigroup.........................             40,997     2,069,528
        Comerica..........................              4,100       234,930
        Fannie Mae........................             10,900       866,550
        Fleet Boston Financial............             18,239       665,724
        Freddie Mac.......................              8,600       562,440
        GreenPoint Financial..............              5,200       185,900
        JP Morgan Chase...................             25,340       921,109
        MBNA..............................             11,300       397,760
        Merrill Lynch.....................              8,000       416,960
        Morgan Stanley Dean Witter........             17,400       973,356
        National City.....................             13,400       391,816
        Popular...........................              6,900       200,652
        Stilwell Financial................              9,400       255,868
        Suntrust Banks....................              6,300       395,010
        U.S. Bancorp......................             30,663       641,777
        Wachovia..........................             17,400       545,664
        Washington Mutual.................             23,050       753,735
        Wells Fargo.......................             10,500       456,225
                                                                -----------
                                                                 14,058,534

       Business Services:.................    0.57%
        Cendant+..........................             28,700       562,807
                                                                -----------
                                                                    562,807

       Cable, Media & Publishing:.........    3.90%
        Adelphia Communications Class A+..             13,000       405,340
        AOL Time Warner+..................             37,450     1,202,145
        Cablevision Systems Class A+......              3,000       142,350
        Clear Channel Communications+.....              6,930       352,806
        Gemstar-TV Guide International+...              8,500       235,450
        Liberty Media -- Class A+.........             39,900       558,600
        Metro-Goldwyn-Mayer+..............             19,100       418,290
        Viacom Class B+...................             11,600       512,140
                                                                -----------
                                                                  3,827,121
       Chemicals:.........................    1.62%
        Dow Chemical......................              5,500       185,790
        Du Pont (E.I.) de Nemours.........             15,200       646,152

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

December 31, 2001

                                            Percent
                                               of      Number     Market
                                           Net Assets of Shares   Value
                                           ---------- --------- -----------
      Chemicals: (continued)
       Ecolab.............................               6,700  $   269,675
       FMC+...............................               4,200      249,900
       Praxair............................               4,300      237,575
                                                                -----------
                                                                  1,589,092

      Computers & Technology:.............   10.22%
       Adobe Systems......................               5,500      170,775
       Automatic Data Processing..........              10,300      606,670
       Compaq Computer....................              48,100      469,456
       Computer Associates International..              11,900      410,431
       Dell Computer+.....................               6,600      179,388
       Electronic Data Systems............              10,500      719,775
       EMC+...............................              33,600      451,584
       Hewlett-Packard....................              10,900      223,886
       International Business Machines....              15,500    1,874,880
       Micron Technology+.................               9,400      291,400
       Microsoft+.........................              41,800    2,770,086
       Oracle+............................              63,300      874,173
       Peregrine Systems+.................              19,800      293,634
       Sun Microsystems+..................              20,600      254,204
       Veritas Software+..................               9,897      443,584
                                                                -----------
                                                                 10,033,926

      Consumer Products:..................    2.69%
       Gillette...........................              10,100      337,340
       Kimberly-Clark.....................               7,400      442,520
       Maytag.............................               8,200      254,446
       McKesson...........................               7,000      261,800
       Procter & Gamble...................              14,000    1,107,820
       Tupperware.........................              12,200      234,850
                                                                -----------
                                                                  2,638,776
      Electronics & Electrical Equipment:.    9.68%
       Altera+............................              11,100      235,542
       Applied Biosystems -- Applera......               2,600      102,102
       Applied Materials+.................              13,800      553,380
       Applied Micro Circuits+............              28,500      322,620
       General Electric...................             101,900    4,084,152
       Intel..............................              62,900    1,978,205
       KLA Instruments+...................               6,700      332,052
       LSI Logic+.........................              12,500      197,250
       PerkinElmer........................              10,400      364,208
       Symbol Technologies................              18,400      292,192
       Teleflex...........................               6,500      307,515
       Texas Instruments..................              20,640      577,920
       TriQuint Semiconductor+............              13,100      160,606
                                                                -----------
                                                                  9,507,744

      Energy:.............................    5.72%
       Amerada Hess.......................               3,600      225,000
       Apache.............................               4,950      246,906
       ChevronTexaco......................               8,699      779,517
       Diamond Offshore Drilling..........               6,700      203,680
       Exxon Mobil........................              65,400    2,570,220
       Noble Drilling+....................              10,200      347,208
       Ocean Energy.......................              10,700      205,440
       Phillips Petroleum.................               3,600      216,936
       Tidewater..........................               5,600      189,840
       Valero Energy......................               7,400      282,088
       Williams...........................              13,600      347,072
                                                                -----------
                                                                  5,613,907

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

December 31, 2001

                                              Percent
                                                 of      Number     Market
                                             Net Assets of Shares   Value
                                             ---------- --------- -----------

    Environmental Services:.................    0.30%
     Republic Services Class A+.............             14,900   $   297,553
                                                                  -----------
                                                                      297,553
    Food, Beverage & Tobacco:...............    4.49%
     Adolph Coors...........................              6,200       331,080
     Archer-Daniels-Midland.................             28,040       402,374
     Coca Cola..............................             26,400     1,244,760
     ConAgra................................             23,400       556,218
     Kraft Foods Class A....................              8,500       289,255
     PepsiCo................................              6,100       297,009
     Philip Morris..........................             28,200     1,292,970
                                                                  -----------
                                                                    4,413,666

    Healthcare & Pharmaceuticals:...........   14.73%
     Abbott Laboratories....................              9,300       518,475
     American Home Products.................              5,800       355,888
     AmerisourceBergen Class A..............              4,400       279,620
     Amgen+.................................             11,300       637,772
     Becton Dickinson.......................             10,800       358,020
     Bristol-Myers Squibb...................             19,800     1,009,800
     Cardinal Health........................              3,450       223,077
     Caremark RX+...........................             22,200       362,082
     Eli Lilly..............................              4,800       376,992
     Genentech+.............................              7,200       390,600
     Guidant+...............................              5,500       273,900
     HCA....................................             11,900       458,626
     Health Management Associates Class A+..             10,000       184,000
     HealthSouth+...........................             23,000       340,860
     Hillenbrand Industries.................              5,600       309,512
     Ivax+..................................             10,100       203,414
     Johnson & Johnson......................             22,700     1,341,570
     Medtronic..............................              6,262       320,677
     Merck..................................             27,300     1,605,240
     Millennium Pharmaceuticals+............              8,500       208,335
     Oxford Health Plans+...................              8,200       247,148
     Pfizer.................................             67,925     2,706,812
     Pharmacia..............................             19,400       827,410
     Schering-Plough........................             26,300       941,803
                                                                  -----------
                                                                   14,481,633

    Industrial Machinery:...................    0.49%
     Rockwell International.................              9,900       176,814
     SPX+...................................              2,200       301,180
                                                                  -----------
                                                                      477,994

    Insurance:..............................    5.06%
     AFLAC..................................             11,600       284,896
     Allstate...............................             13,800       465,060
     American International.................             17,300     1,373,620
     Cigna..................................              4,900       453,985
     Fidelity National Financial............             14,410       357,368
     Jefferson-Pilot........................              5,350       247,545
     Loews..................................              6,400       354,432
     Mony...................................              7,600       262,732
     Old Republic International.............              9,100       254,891
     Principal Financial+...................             10,600       254,400
     Prudential Financial+..................              9,900       328,581
     UnumProvident..........................             12,500       331,375
                                                                  -----------
                                                                    4,968,885

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

December 31, 2001

                                              Percent
                                                 of      Number     Market
                                             Net Assets of Shares   Value
                                             ---------- --------- ----------
      Leisure, Lodging & Entertainment:.....   2.37%
       Brunswick............................             12,400   $  269,824
       Callaway Golf........................             18,300      350,445
       Eastman Kodak........................              9,800      288,414
       McDonald's...........................             20,200      534,694
       Starwood Hotels & Resorts Worldwide..             10,800      322,380
       Walt Disney..........................             27,300      565,656
                                                                  ----------
                                                                   2,331,413

      Metals & Mining:......................   0.25%
       Barrick Gold.........................             15,200      242,440
                                                                  ----------
                                                                     242,440

      Miscellaneous:........................   0.32%
       ServiceMaster........................             22,900      316,020
                                                                  ----------
                                                                     316,020

      Office/Industrial REITs:..............   0.96%
       AMB Property.........................              9,900      257,400
       Duke-Weeks Realty....................              7,800      189,774
       Equity Office Properties Trust.......             10,800      324,864
       ProLogis.............................              7,900      169,929
                                                                  ----------
                                                                     941,967

      Paper & Forest Products:..............   0.52%
       Georgia-Pacific......................              9,500      262,295
       Temple-Inland........................              4,300      243,939
                                                                  ----------
                                                                     506,234

      Retail:...............................   5.76%
       Albertson's..........................              8,300      261,367
       BJ's Wholesale Club+.................              5,600      246,960
       Circuit City Stores..................             11,400      295,830
       CVS..................................              9,500      281,200
       Federated Department Stores+.........             12,400      507,160
       Home Depot...........................             23,300    1,188,533
       J.C. Penney..........................             11,000      295,900
       May Department Stores................              6,800      251,464
       Nordstrom............................             15,500      313,565
       Safeway+.............................             10,000      417,500
       Sears, Roebuck.......................              4,800      228,672
       Toys R Us+...........................             12,600      261,324
       Wal-Mart Stores......................             19,300    1,110,715
                                                                  ----------
                                                                   5,660,190

      Telecommunications:...................   8.85%
       AT & T...............................             52,000      943,280
       BellSouth............................             12,000      457,800
       Cisco Systems+.......................             70,900    1,283,999
       Comverse Technology+.................             12,900      288,573
       Corning..............................             27,200      242,624
       Crown Castle+........................             22,400      239,232
       General Motors Class H+..............             20,100      310,545
       Lucent Technologies..................             57,900      364,191
       Motorola.............................             25,000      375,500
       Nextel Communications+...............             27,800      304,688
       Qualcomm+............................              3,600      181,800
       Qwest Communications International...             17,500      247,275
       SBC Communications...................             34,563    1,353,833
       Sprint PCS+..........................              8,400      205,044
       Verizon Communications...............             28,836    1,368,556

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

December 31, 2001

                                                  Percent
                                                     of      Number     Market
                                                 Net Assets of Shares   Value
                                                 ---------- --------- -----------

  Telecommunications: (continued)
   Worldcom+....................................             37,300   $   525,184
                                                                      -----------
                                                                        8,692,124

  Textiles, Apparel & Furniture:................    0.39%
   Newell Rubbermaid............................             13,800       380,466
                                                                      -----------
                                                                          380,466

  Transportation & Shipping:....................    0.46%
   Union Pacific................................              8,000       456,000
                                                                      -----------
                                                                          456,000
  Utilities:....................................    3.05%
   AES+.........................................             15,200       248,520
   Allegheny Energy.............................              8,400       304,248
   American Electric Power......................              4,700       204,591
   Duke Energy..................................              7,100       278,746
   FPL..........................................              7,800       439,920
   Keyspan......................................              6,900       239,085
   Potomac Electric Power.......................             17,800       401,746
   PPL..........................................              7,000       243,950
   Reliant Energy...............................              7,500       198,900
   TXU..........................................              4,600       216,890
   Wisconsin Energy.............................              9,800       221,088
                                                                      -----------
                                                                        2,997,684

                             Total Common Stock:
                              (Cost $87,874,623)   99.94%              98,170,157
                                                  -------             -----------

               Total Market Value of Securities:
                              (Cost $87,874,623)   99.94%              98,170,157

Receivables and Other Assets Net of Liabilities:    0.06%                  55,070
                                                  -------             -----------
                                     Net Assets:  100.00%             $98,225,227
                                                  =======             ===========
Net Assets are represented by:
   Value of accumulation units:
    5,304,630 units at $17.048 unit value                             $90,432,642

   Annuity reserves:
      107,978 units at $17.048 unit value                               1,840,795
      265,419 units at $22.424 unit value                               5,951,790
                                                                      -----------
      373,397 total units                                             $98,225,227
                                                                      ===========

+Non-income producing security for the year ended December 31, 2001.

See accompanying notes to financial statements.

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

Statement of Operations

For the Year Ended December 31, 2001

Investment income:
  Dividends...........................................................               $  1,471,258
  Interest............................................................                      1,835
                                                                                     ------------
                                                                                        1,473,093
Expenses:
  Investment management services...................................... $    342,253
  Mortality and expense guarantees....................................    1,009,043     1,351,296
                                                                       ------------  ------------
NET INVESTMENT INCOME.................................................                    121,797

NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS
  Net realized loss on investments....................................   (7,267,608)
  Decrease in net unrealized appreciation/depreciation of investments.   (7,029,282)
                                                                       ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.......................                (14,296,890)
                                                                                     ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................               $(14,175,093)
                                                                                     ============

Statements of Changes in Net Assets
                                                                        Year Ended    Year Ended
                                                                        12/31/2001    12/31/2000
                                                                       ------------  ------------
Changes from operations:
  Net investment income (loss)........................................ $    121,797  $    (65,551)
  Net realized gain (loss) on investments.............................   (7,267,608)   30,752,835
  Decrease in net unrealized appreciation/depreciation of investments.   (7,029,282)  (46,469,653)
                                                                       ------------  ------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS............................................  (14,175,093)  (15,782,369)
  Net decrease from equity transactions...............................   (9,725,120)  (13,495,874)
                                                                       ------------  ------------
TOTAL DECREASE IN NET ASSETS..........................................  (23,900,213)  (29,278,243)
  Net assets at beginning of year.....................................  122,125,440   151,403,683
                                                                       ------------  ------------
NET ASSETS AT END OF YEAR............................................. $ 98,225,227  $122,125,440
                                                                       ============  ============



See accompanying notes to financial statements.

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

Notes to Financial Statements

December 31, 2001

1. Significant accounting policies

The Fund: The Lincoln National Variable Annuity Fund A (Fund) is a segregated investment account of The Lincoln National Life Insurance Company. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to maximize long-term growth of capital. The Fund invests primarily in equity securities diversified over industries and companies.

Investments: All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Managers.

Federal Income Taxes: Operations of the Fund form a part of, and are taxed with, operations of The Lincoln National Life Insurance Company, which is taxed as a ''life insurance company'' under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the investment income and gains on investments of the Fund. Accordingly, no provision for any such liability has been made.

Income: Dividends are recorded as earned on the ex-dividend date and interest is accrued as earned.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using assumed investment rates of 3.5%, 4.5%, 5.0%, or 6.0%. Reserves on contracts involving life contingencies are calculated using the Progressive Annuity Table with the age adjusted for persons born before 1900 or after 1919 and assumed investment rates of 3.5%, 4.5%, 5.0%, or 6.0%.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) during the year ended December 31, 2001, amounted to $82,752,814 and $91,777,103, respectively.

3. Expenses and sales charges

Amounts are paid to The Lincoln National Life Insurance Company for investment management services at the rate of 0.000885% of the current value of the Fund per day (0.323% on an annual basis) and for mortality and expense guarantees at the rate of 0.002745% of the current value of the Fund per day (1.002% on an annual basis). In addition, The Lincoln National Life Insurance Company retained $4,620 from the proceeds of the sale of annuity contracts during the period for sales and administrative charges. Accordingly, The Lincoln National Life Insurance Company is responsible for all sales, general, and administrative expenses applicable to the Fund.

The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 2001, the custodial fee offset arrangement was not material to either expenses or to the calculation of average net assets and the ratio of expenses to average net assets.

4. Net assets

Net assets at December 31, 2001 consisted of the following:

           Equity transactions......................... $(206,290,843)
           Accumulated net investment income...........    74,211,707
           Accumulated net realized gain on investments   220,008,829
           Net unrealized appreciation of investments..    10,295,534
                                                        -------------
                                                        $  98,225,227
                                                        =============

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

5. Summary of changes in equity transactions


                                       Year Ended                Year Ended
                                    December 31, 2001         December 31, 2000
                                ------------------------  ------------------------
                                  Units       Amount        Units       Amount
                                ---------  -------------  ---------  -------------
Accumulation Units:
  Balance at beginning of year. 5,786,791  $(184,627,698) 6,365,652  $(172,779,126)
  Contract purchases...........    27,385        478,343     58,685      1,213,416
  Terminated contracts.........  (509,546)    (9,132,649)  (637,546)   (13,061,988)
                                ---------  -------------  ---------  -------------

        Balance at end of year  5,304,630  $(193,282,004) 5,786,791  $(184,627,698)
                                =========  =============  =========  =============

Annuity Reserves:
  Balance at beginning of year.   425,574  $ (11,938,025)   471,783  $ (10,290,723)
  Annuity payments.............   (52,177)    (1,070,814)   (46,209)    (1,647,302)
                                ---------  -------------  ---------  -------------

        Balance at end of year    373,397  $ (13,008,839)   425,574  $ (11,938,025)
                                =========  =============  =========  =============

6. Supplemental information--financial highlights

The following is selected financial data for an accumulation unit outstanding throughout each year:

                                                                       Year Ended December 31,
                                                            --------------------------------------------
                                                             2001     2000      1999     1998     1997
                                                            -------  -------   -------  -------  -------
Investment income.......................................... $ 0.249  $ 0.265   $ 0.283  $ 0.301  $ 0.286
Expenses...................................................   0.228    0.275     0.256    0.217    0.178
                                                            -------  -------   -------  -------  -------
Net investment income (loss)...............................   0.021   (0.010)    0.027    0.084    0.108
Net realized and unrealized gain (loss) on investments.....  (2.354)  (2.454)    3.106    3.028    3.755
                                                            -------  -------   -------  -------  -------
Increase (decrease) in accumulation unit value.............  (2.333)  (2.464)    3.133    3.112    3.863
Accumulation unit value at beginning of year...............  19.381   21.845    18.712   15.600   11.737
                                                            -------  -------   -------  -------  -------
Accumulation unit value at end of year..................... $17.048  $19.381   $21.845  $18.712  $15.600
                                                            =======  =======   =======  =======  =======
Ratio of expenses to average net assets....................    1.28%    1.28%     1.28%    1.28%    1.27%
Ratio of net investment income (loss) to average net assets    0.12%   (0.05)%    0.14%    0.49%    0.77%
Portfolio turnover rate....................................   78.03%   66.67%    21.46%   31.10%   32.56%
Number of accumulation units outstanding at end of year
 (expressed in thousands):
  Accumulation units.......................................   5,305    5,787     6,366    7,176    7,723
  Reserve units............................................     373      426       472      530      600

Report of Ernst & Young LLP, Independent Auditors

To the Board of Managers and Contract Owners
Lincoln National Variable Annuity Fund A

We have audited the accompanying statement of net assets of Lincoln National Variable Annuity Fund A (the ''Fund'') as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Variable Annuity Fund A as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.




/s/ Ernst & Young LLP
Fort Wayne, Indiana
February 8, 2002

The Lincoln National Life Insurance Company

Balance Sheets -- Statutory Basis

                                                         December 31
                                                       2001      2000
                                                     --------- ---------
                                                        (in millions)
                                                     -------------------
        Admitted assets
        Cash and investments:
         Bonds                                       $23,421.0 $21,852.5

        -----------------------------------------
         Preferred stocks                                223.6     261.7

        -----------------------------------------
         Unaffiliated common stocks                      107.6     161.7

        -----------------------------------------
         Affiliated common stocks                        623.5     743.0

        -----------------------------------------
         Mortgage loans on real estate                 4,098.7   4,102.0

        -----------------------------------------
         Real estate:

        -----------------------------------------
           Properties occupied by the company              6.2      10.5

        -----------------------------------------
           Properties held for sale                      243.6     261.2

        -----------------------------------------
         Policy loans                                  1,708.7   1,723.5

        -----------------------------------------
         Short-term investments                          798.1   1,427.9

        -----------------------------------------
         Other investments                               466.6     485.0

        -----------------------------------------
         Cash and cash equivalents                     1,899.4      20.5

                                                     --------- ---------
        -----------------------------------------
        Total cash and investments
        -----------------------------------------     33,597.0  31,049.5
        Premiums and fees in course of collection
        -----------------------------------------          3.1     111.5
        Accrued investment income
        -----------------------------------------        457.2     444.2
        Reinsurance recoverable
        -----------------------------------------        550.4     450.7
        Funds withheld by ceding companies
        -----------------------------------------        154.1      74.4
        Company owned policies and contracts
        -----------------------------------------        361.4     335.0
        Net deferred federal income taxes
        -----------------------------------------        180.2        --
        Goodwill
        -----------------------------------------         33.1      38.4
        Other admitted assets
        -----------------------------------------        130.9     106.2
        Separate account assets                       38,636.5  43,904.6
        -----------------------------------------    --------- ---------
        Total admitted assets                        $74,103.9 $76,514.5
        -----------------------------------------    ========= =========

                                                                  December 31
                                                               2001       2000
                                                             ---------  ---------
                                                                 (in millions)
                                                             --------------------
Liabilities and capital and surplus
Liabilities:
 Policy and contract liabilities:
------------------------------------------------------------
   Future policy benefits and claims                         $28,071.8  $27,828.0
------------------------------------------------------------
   Dividends payable                                              65.1       77.7
------------------------------------------------------------
   Other policyholder liabilities                                 56.0      220.5
------------------------------------------------------------ ---------  ---------
 Total policy and contract liabilities                        28,192.9   28,126.2
------------------------------------------------------------
 Amounts withheld or retained by Company as agent or trustee     869.5      639.8
------------------------------------------------------------
 Funds held under reinsurance treaties                         1,693.1      849.6
------------------------------------------------------------
 Asset valuation reserve                                         454.5      534.1
------------------------------------------------------------
 Interest maintenance reserve                                      7.7       20.9
------------------------------------------------------------
 Income taxes payable to parent                                  537.4       20.1
------------------------------------------------------------
 Other liabilities                                               965.8      516.7
------------------------------------------------------------
 Short-term loan payable to parent company                       200.0      199.5
------------------------------------------------------------
 Net transfers due from separate accounts                       (967.0)    (976.1)
------------------------------------------------------------
 Separate account liabilities                                 38,634.0   43,904.6
------------------------------------------------------------ ---------  ---------
Total liabilities                                             70,587.9   73,835.4
------------------------------------------------------------

Capital and surplus:
 Common stock, $2.50 par value:

    Authorized, issued and outstanding shares--10 million
    (owned by Lincoln National Corporation)                     25.0      25.0
 --------------------------------------------------------
  Surplus notes due to Lincoln National Corporation          1,250.0   1,250.0
 --------------------------------------------------------
  Paid-in surplus                                            1,520.4   2,006.1
 --------------------------------------------------------
  Unassigned surplus (deficit)                                 720.6    (602.0)
 --------------------------------------------------------  --------- ---------
 Total capital and surplus                                   3,516.0   2,679.1
 --------------------------------------------------------  --------- ---------
 Total liabilities and capital and surplus                 $74,103.9 $76,514.5
 --------------------------------------------------------  ========= =========


See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Operations -- Statutory Basis

                                                                                     Year ended December 31
                                                                                   2001       2000      1999
                                                                                 ---------  --------- ---------
                                                                                          (in millions)
                                                                                 ------------------------------
Premiums and other revenues:
Life and annuity premiums                                                        $ 7,681.0  $ 7,985.7 $ 8,001.4
--------------------------------------------------------------
Accident and health premiums                                                        (286.1)     115.7    (258.2)
--------------------------------------------------------------
Net investment income                                                              2,128.4    2,125.5   2,203.2
--------------------------------------------------------------
Amortization of interest maintenance reserve                                          21.2       21.6      29.1
--------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded                              966.1      568.4     472.3
--------------------------------------------------------------
Reserve adjustment on reinsurance ceded                                               32.0      407.5    (469.6)
--------------------------------------------------------------
Expense charges on deposit funds                                                      56.7      118.2     146.5
--------------------------------------------------------------
Separate account investment management and administration service fees               574.3      624.8     473.9
--------------------------------------------------------------
Other income                                                                         175.2      166.2      88.8
                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Total revenues                                                                    11,348.8   12,133.6  10,687.4
--------------------------------------------------------------
Benefits and expenses:
Benefits and settlement expenses                                                   8,686.7    8,950.3   8,504.8
--------------------------------------------------------------                     1,691.1    2,466.2   1,618.4
Underwriting, acquisition, insurance and other expenses                          ---------  --------- ---------
--------------------------------------------------------------
Total benefits paid or provided                                                   10,377.8   11,416.5  10,123.2
--------------------------------------------------------------
Gain from operations before dividends to policyholders, income taxes and net
realized gain (loss) on investments                                                  971.0      717.1     564.2
--------------------------------------------------------------
Dividends to policyholders                                                            75.2       80.2      80.3
                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Gain from operations before federal income taxes and net realized gain (loss) on
investments                                                                          895.8      636.9     483.9
--------------------------------------------------------------
Federal income taxes                                                                 456.5       94.9      85.4
                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Gain from operations before net realized gain (loss) on investments                  439.3      542.0     398.5
--------------------------------------------------------------
Net realized gain (loss) on investments, net of income tax expense and excluding
net transfers to the interest maintenance reserve                                   (260.3)      27.9     114.4

                                                                                 ---------  --------- ---------
--------------------------------------------------------------
Net income                                                                       $   179.0  $   569.9 $   512.9
-------------------------------------------------------------------------------- =========  ========= =========


See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Changes in Capital and Surplus -- Statutory Basis

                                                                                 Unassigned    Total
                                                       Common Surplus  Paid-in    Surplus   Capital and
                                                       Stock   Notes   Surplus   (Deficit)    Surplus
                                                       ------ -------- --------  ---------- -----------
                                                                        (in millions)
                                                       -----------------------------------------------
Balances at January 1, 1999                            $25.0  $1,250.0 $1,930.1   $ (640.6)  $2,564.5
------------------------------------------------------
Net income                                                --        --       --      512.9      512.9
------------------------------------------------------
Increase in difference in cost and admitted investment
amounts                                                   --        --       --     (101.9)    (101.9)
------------------------------------------------------
Increase in nonadmitted assets                            --        --       --      (22.9)     (22.9)
------------------------------------------------------
Decrease in liability for reinsurance in unauthorized
companies                                                 --        --       --       26.0       26.0
------------------------------------------------------
Gain on reinsurance transaction                           --        --       --       71.8       71.8
------------------------------------------------------
Increase in asset valuation reserve                       --        --       --       (6.4)      (6.4)
------------------------------------------------------
Paid-in surplus                                           --        --     12.5         --       12.5
------------------------------------------------------
Dividends to Lincoln National Corporation                 --        --       --     (530.0)    (530.0)
------------------------------------------------------ -----  -------- --------   --------   --------
Balances at December 31, 1999                           25.0   1,250.0  1,942.6     (691.1)   2,526.5
------------------------------------------------------

Net income                                                --        --       --      569.9      569.9
------------------------------------------------------
Decrease in difference in cost and admitted investment
amounts                                                   --        --       --       17.2       17.2
------------------------------------------------------
Increase in nonadmitted assets                            --        --       --      (21.9)     (21.9)
------------------------------------------------------
Decrease in liability for reinsurance in unauthorized
companies                                                 --        --       --        0.6        0.6
------------------------------------------------------
Amortization of gain on reinsurance transaction           --        --       --       (7.9)      (7.9)
------------------------------------------------------
Change in policy reserve valuation basis                  --        --       --       (5.6)      (5.6)
------------------------------------------------------
Increase in asset valuation reserve                       --        --       --      (43.2)     (43.2)
------------------------------------------------------
Paid-in surplus                                           --        --     63.5         --       63.5
------------------------------------------------------
Dividends to Lincoln National Corporation                 --        --       --     (420.0)    (420.0)
------------------------------------------------------ -----  -------- --------   --------   --------
Balances at December 31, 2000                           25.0   1,250.0  2,006.1     (602.0)   2,679.1
------------------------------------------------------

Net income                                                --        --       --      179.0      179.0
------------------------------------------------------
Cumulative effect of adoption of codification             --        --       --        8.7        8.7
------------------------------------------------------
Decrease in difference in cost and admitted investment
amounts                                                   --        --       --       77.7       77.7
------------------------------------------------------
Increase in nonadmitted assets                            --        --       --     (162.8)    (162.8)
------------------------------------------------------
Increase in liability for reinsurance in unauthorized
companies                                                 --        --       --      (59.4)     (59.4)
------------------------------------------------------
Gain on reinsurance transaction                           --        --       --    1,027.0    1,027.0
------------------------------------------------------
Change in net deferred income taxes                       --        --       --      169.8      169.8
------------------------------------------------------
Curtailment gain on employee benefit plans                --        --       --       12.4       12.4
------------------------------------------------------
Decrease in asset valuation reserve                       --        --       --       70.2       70.2
------------------------------------------------------
Paid-in surplus                                           --        --      9.3         --        9.3
------------------------------------------------------
Dividends to Lincoln National Corporation                 --        --   (495.0)        --     (495.0)
------------------------------------------------------ -----  -------- --------   --------   --------
Balances at December 31, 2001                          $25.0  $1,250.0 $1,520.4   $  720.6   $3,516.0
------------------------------------------------------ =====  ======== ========   ========   ========

See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Cash Flow -- Statutory Basis

                                                                             Year ended December 31
                                                                           2001       2000       1999
                                                                        ----------  ---------  ---------
                                                                                  (in millions)
                                                                        --------------------------------
Operating activities
Premiums, policy proceeds and other considerations received
----------------------------------------------------------------------- $  7,579.5  $ 8,082.8  $ 7,671.1
Allowances and reserve adjustments received (paid) on reinsurance ceded
-----------------------------------------------------------------------      802.8      610.1      (19.9)
Investment income received
-----------------------------------------------------------------------    1,990.1    2,109.8    2,168.6
Separate account investment management and administration service fees received
-----------------------------------------------------------------------      574.2      624.8      470.6
Benefits paid
-----------------------------------------------------------------------   (8,723.5)  (9,843.9)  (8,699.4)
Underwriting, acquisition, insurance and other expenses paid
-----------------------------------------------------------------------   (1,926.6)  (1,796.4)  (1,734.5)
Proceeds related to reinsurance agreements
-----------------------------------------------------------------------    1,472.8         --       71.8
Federal income taxes paid
-----------------------------------------------------------------------      (66.6)     (16.3)     (81.2)
Dividends to policyholders
-----------------------------------------------------------------------      (87.7)     (82.6)     (82.8)
Other income received and expenses paid, net                               1,194.0      (48.9)     252.1
----------------------------------------------------------------------- ----------  ---------  ---------
Net cash provided by (used in) operating activities
-----------------------------------------------------------------------    2,809.0     (360.6)      16.4

Investing activities
Sale, maturity or repayment of investments
-----------------------------------------------------------------------    9,473.3    5,845.5    6,557.7
Proceeds from sale of subsidiaries
-----------------------------------------------------------------------      330.8         --         --
Purchase of investments
-----------------------------------------------------------------------  (10,841.1)  (4,719.6)  (5,940.8)
Other sources (uses) including reinsured policy loans                         13.3     (344.6)    (497.0)
----------------------------------------------------------------------- ----------  ---------  ---------
Net cash (used in) provided by investing activities
-----------------------------------------------------------------------   (1,023.7)     781.3      119.9

Financing activities
Surplus paid-in
-----------------------------------------------------------------------        9.3       63.5       12.5
Proceeds from borrowings from shareholder
-----------------------------------------------------------------------      200.0      180.0      205.0
Repayment of borrowings from shareholder
-----------------------------------------------------------------------     (180.0)    (205.0)    (140.0)
Deposits on deposit type contract funds
-----------------------------------------------------------------------       (5.5)        --         --
Withdrawals on deposit type contract funds
-----------------------------------------------------------------------      (65.0)        --         --
Dividends paid to shareholder                                               (495.0)    (420.0)    (530.0)
----------------------------------------------------------------------- ----------  ---------  ---------
Net cash provided by (used in) financing activities                         (536.2)    (381.5)    (452.5)
----------------------------------------------------------------------- ----------  ---------  ---------
Net increase (decrease) in cash and short-term investments
-----------------------------------------------------------------------    1,249.1       39.2     (316.2)
Cash and short-term investments at beginning of year                       1,448.4    1,409.2    1,725.4
----------------------------------------------------------------------- ----------  ---------  ---------
Cash and short-term investments at end of year                          $  2,697.5  $ 1,448.4  $ 1,409.2
----------------------------------------------------------------------- ==========  =========  =========


See accompanying notes.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2001

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies


Organization and Operations
The Lincoln National Life Insurance Company (the "Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 2001, the Company owned 100% of the outstanding common stock of two insurance company subsidiaries and eight non-insurance subsidiaries, including three limited liability companies.

The Company's principal businesses consist of underwriting annuities and life insurance contracts through multiple distribution channels. The Company is licensed and sells its products in 49 states, Canada and several territories of the United States.

Use of Estimates
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

 Investments
 Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners' ("NAIC") rating. For GAAP, the Company's bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

 Effective January 1, 2001 if it is determined that a decline in the fair value of a bond is other than temporary, the cost basis of the bond is written down to fair value. The provision for such declines is charged to realized loss. Impairment is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of a debt security in effect at the date of aquisition.

 All mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than securitized assets that are of high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to its fair value. If high credit quality securities are adjusted, the retrospective method is used.

 Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, all derivatives are reported on the balance sheet at fair value, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder's equity rather than to income as required for fair value hedges.

 Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income, as would be required under GAAP.

 Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income taxes and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in net income, on a pre-tax basis, in the period that the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method.

 The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula, and is reported as a liability, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

The Lincoln National Life Insurance Company

 Subsidiaries
 The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP.

 Policy Acquisition Costs
 The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

 Nonadmitted Assets
 Certain assets designated as "nonadmitted," principally past-due agents' balances, furniture and equipment, certain receivables, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual ("NAIC APPM"), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

 Universal Life and Annuity Policies
 Revenues for universal life policies and annuity policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue. Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies and annuity policies are reported as benefits and settlement expenses in the accompanying statements of income. Under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

 Benefit Reserves
 Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

 Reinsurance
 Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis, except for certain reinsurance contracts that provide statutory surplus relief to other insurance companies, for which a right of offset exists.

 A liability for reinsurance balances has been provided for unsecured policy reserves and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are cred ited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

 Commission allowances on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Under statutory accounting, the initial gain from a reinsurance transaction is recognized as a separate a component of surplus (net of tax) and is recorded in income over time at the rate that earnings on the reinsured business are expected to emerge. Under GAAP, the gain is recognized as deferred revenue (a liability), net of DAC adjustments and is amortized into earnings over time at the rate that earnings on the reinsured business are expected to emerge.

 Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

 Employee Benefits
 For purposes of calculating the Company's pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible also would be included.

 Deferred Income Taxes
 Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Effective January 1, 2001, deferred federal income taxes are provided; however, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Under GAAP, states taxes

The Lincoln National Life Insurance Company are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

 Policyholder Dividends
 Policyholder dividends are recognized when declared rather than over the term of the related policies.

 Surplus Notes Due to LNC
 Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

 Statements of Cash Flows
 Cash, cash equivalents, and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

 A reconciliation of the Company's capital and surplus and net income (loss), as determined in accordance with statutory accounting practices, to amounts determined in accordance with GAAP is as follows:

                                                                       Capital and Surplus      Net Income (Loss)
                                                                      -----------------------------------------------
                                                                           December 31        Year ended December 31
                                                                        2001       2000      2001     2000     1999
                                                                      ---------  ---------  --------------------------
                                                                          (in millions)           (in millions)
                                                                      ---------  ---------  --------------------------
Amounts reported on a statutory-basis................................ $ 3,516.0  $ 2,679.1  $ 179.0  $ 569.9  $ 512.9
GAAP adjustments:
  Deferred policy acquisition costs, present value of future profits
   and goodwill......................................................   3,657.5    3,812.6    305.1    287.9    135.0
  Policy and contract reserves.......................................  (1,946.0)  (2,129.9)  (221.9)  (142.3)   (97.3)
  Policyholders' share of earnings and surplus on participating
   business..........................................................     (96.2)    (131.1)    (3.3)     (.3)    (1.8)
  Statutory deferred gain in surplus.................................  (1,042.4)     (63.9)      --       --       --
  Deferred income taxes..............................................    (257.8)     185.2    310.8   (108.3)  (117.4)
  Interest maintenance reserve.......................................       7.7       20.9    (12.9)   (51.4)   (87.2)
  Asset valuation reserve............................................     454.5      534.1       --       --       --
  Nonadmitted assets.................................................     731.1      196.1       --       --       --
  Unrealized gain (loss) on investments..............................     362.0       38.7       --       --       --
  Net realized loss on investments...................................      (2.8)    (156.5)    48.8     18.9    (32.4)
  Investments in subsidiary companies................................     567.8      523.3     77.8     61.8     39.1
  Surplus notes and related interest.................................  (1,250.0)  (1,250.0)      --       --      1.5
  Other, net.........................................................     197.5      (59.8)  (187.3)    12.7    129.8
                                                                      ---------  ---------  -------  -------  -------
Net increase (decrease)..............................................   1,382.9    1,519.7    317.1     79.0    (30.7)
                                                                      ---------  ---------  -------  -------  -------
Amounts reported on a GAAP basis..................................... $ 4,898.9  $ 4,198.8  $ 496.1  $ 648.9  $ 482.2
                                                                      =========  =========  =======  =======  =======

Other significant accounting practices are as follows:

Investments
Bonds not backed by other loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds (e.g., CMO's) are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities (i.e., the retrospective method). The Company has elected to use actual cost data as of January 1, 1994 as the cost of applying the retrospective adjustment method to securities purchased prior to that date.

Redeemable preferred stocks, which have the characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other preferred stocks are recorded at market value.

Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains (losses) were reported in unassigned surplus without any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term, highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

The Lincoln National Life Insurance Company

The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments that qualify for hedge accounting, and meet the criteria of an effective hedge, on a basis consistent with that of the item hedged, with the related net unrealized capital gain or loss reported in unassigned surplus, when applicable, along with any adjustment for federal income taxes. Prior to January 1, 2001, the related net unrealized capital gains and losses were reported in unassigned surplus without any adjustment for federal income taxes. The Company accounts for derivatives securities that do not meet the criteria to qualify for hedge accounting at fair value, and the related changes in fair value are recognized in current operations. The fair values of the Company's derivative securities are based on industry standard pricing models that are commercially available.

Upon termination, gains and losses on those derivative instruments that qualify for hedge accounting are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations or foreign exchange risk. Moreover, the derivatives used to hedge those exposures are designated as hedges and reduce the indicated risk by demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

The Company's insurance subsidiaries are reported at their underlying statutory equity. The Company's noninsurance subsidiaries, which have no significant ongoing operations other than for the Company and its affiliates, are reported based on the underlying GAAP equity of the subsidiaries, adjusted to a statutory basis. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses. Prior to January 1, 2001, the Company reported its noninsurance subsidiaries based on the underlying GAAP equity of the subsidiaries.

The Company has minor ownership interests in joint ventures and carries these investments based on its interest in the underlying GAAP equity of the investee.

Mortgage loans on real estate are reported at aggregate unpaid balances, less allowances for impairment. A mortgage loan is considered to be impaired, when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. The impairment is considered to be other than temporary when management determines foreclosure is probable. Then the mortgage loan is written down to fair value and a realized loss is recognized.

Policy loans are reported at unpaid balances.

Real estate occupied by the Company is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Prior to January 1, 2001, real estate, other than that occupied by the Company was reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Realized capital gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks, which result from impairment or premium and discount amortization are credited or charged to income. Other changes in the admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly to unassigned surplus.

Loaned Securities
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company's balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

Goodwill
Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years. Goodwill is evaluated periodically for impairment, and if determined to be impaired, is written down to fair value, with the amount of the write down recorded as a realized loss.

Premiums
Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

Benefits

Life, annuity and accident and health benefit reserves are computed in accordance with actuarial standards. The reserves are based on actuarial assumptions that produce reserves at

The Lincoln National Life Insurance Company least as great as those called for in any contract provision as to reserve basis and method, and are in accordance with all other contract provisions. The reserves are at least as great as the minimum aggregate amounts required by the Insurance Department.

The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

Ordinary policies issued substandard are valued on the multiple table reserve basis. A reserve of 50% of the net extra premiums is carried on policies with flat extra premiums.

As of December 31, 2001, the Company has $71.4 million in reserves on $11.2 billion of insurance inforce on the life line of business, for which the gross premiums are less than the net premiums according to the standard of valuation required by the Insurance Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest, tabular reserves less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest on funds not involving life contingencies has been determined by formula or from the basic data for such items.

Net of reinsurance, liabilities related to guaranteed investment contracts are equal to fund balances. Other deposit-type liabilities, such as supplemental contracts without life contingencies, annuities certain and dividend accumulations, are calculated by discounting the liabilities at prescribed interest rates.

Reinsurance Ceded and Assumed
Reinsurance premiums, benefits paid and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

The Company enters into reinsurance agreements with other companies in the normal course of business. Prior to the acquisition of LNC's reinsurance operations by Swiss Re on December 7, 2001, LNC's insurance subsidiaries assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operations. Assets and liabilities on the balance sheets, and premiums and benefits on the statements of operations, which result from reinsurance contracts, are netted in accordance with accounting practices prescribed by the Indiana Department of Insurance, including the Swiss Re indemnity reinsurance transactions.

Pension Benefits
Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

Income Taxes
The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Stock Options
The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

Assets Held in Separate Accounts and Liabilities Related to Separate Accounts Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are reported as separate account investment management and administration service fees. Mortality charges on variable universal life contracts are reported as expense charges on deposit funds in the accompanying statements of operations. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in separate account investment management and administration service fees.

Reclassifications
Certain amounts reported in the prior years' statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus or net income of the prior years.
--------------------------------------------------------------------------------
2. Accounting Change and Permitted Statutory Accounting Practice

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Indiana. Effective January 1, 2001, the State of Indiana required that insurance companies domiciled in Indiana prepare their statutory-basis financial statements in accordance with the NAIC APPM.

Accounting changes adopted to conform to the provisions of the NAIC APPM are reported as changes in accounting princi-

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Accounting Change and Permitted Statutory Accounting Practice (continued)

ples. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus by $8.7 million as of January 1, 2001. Included in this total adjustment are the following items:

                                                           Increase
                                                          (Decrease)
                                                            Surplus
                                                         -------------
                                                         (in millions)
                                                         -------------
          Deferred tax asset............................     $110.8...
          Employee benefit plans........................       18.2...
          AVR beginning value adjustment for other asset
           changes......................................        9.4...
          Cost of collection............................        2.0...
          Home office real estate.......................      (3.8)...
          Mortgage loans impairment.....................      (5.2)...
          Derivatives...................................      (9.6)...
          Company owned furniture, equipment and
           plane........................................     (11.7)...
          Bonds and stocks..............................     (41.0)...
          Tax deficiency reserve........................     (60.4)...
                                                            ------
          Total.........................................    $  8.7
                                                            ======

In 2001, the Company received written approval from the Insurance Department to pay dividends from paid-in surplus, instead of from unassigned surplus, if there is no earned surplus, or an insufficient amount of earned surplus, to pay the requested dividend, subject to the Indiana Insurance Commission's approval. The Insurance Department also granted the Company permission to retroactively reclassify dividends paid from earned surplus in 2001 to paid-in surplus. Dividends paid in 2001 from paid-in surplus, after the retroactive adjustment, totaled $495.0 million.

The Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Indiana for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the Indiana Insurance Law. The NAIC APPM has been adopted as a component of prescribed or permitted practices by the state of Indiana, however; Indiana has required the use of particular mortality tables to compute reserves for certain types of life insurance policies, which result in higher reserves than would be required under NAIC APPM. The use of the mortality tables required by Indiana, rather than reserve calculation pursuant to NAIC APPM, resulted in a decrease to gain from operations before federal income taxes and net realized loss on investments for the year ended December 31, 2001 of $68.9 million, and a decrease to capital and surplus as of December 31, 2001 of $162.7 million.
--------------------------------------------------------------------------------
3. Investments

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds at December 31, 2001, and 2000 are summarized as follows:

                                Cost or    Gross      Gross
                               Amortized Unrealized Unrealized   Fair
                                 Cost      Gains      Losses     Value
                               --------- ---------- ---------- ---------
                                             (in millions)
                               -----------------------------------------
        At December 31, 2001:
          Corporate........... $19,283.8   $665.0     $488.5   $19,460.3
          U.S. government.....     325.8     55.9        4.7       377.0
          Foreign government..     765.6     43.7        3.8       805.5
          Mortgage-backed.....   3,016.0    114.8       22.7     3,108.1
          State and municipal.      29.8       .3         .6        29.5
                               ---------   ------     ------   ---------
                               $23,421.0   $879.7     $520.3   $23,780.4
                               =========   ======     ======   =========
        At December 31, 2000:
          Corporate........... $17,205.5   $430.8     $542.0   $17,094.3
          U.S. government.....     324.2     64.2        2.5       385.9
          Foreign government..     812.6     35.9       27.9       820.6
          Mortgage-backed.....   3,499.0     89.9       34.2     3,554.7
          State and municipal.      11.2       --         .1        11.1
                               ---------   ------     ------   ---------
                               $21,852.5   $620.8     $606.7   $21,866.6
                               =========   ======     ======   =========

The cost or amortized cost of bonds at December 31, 2001 and 2000 has been reduced by adjustments of $248.7 million and $58.3 million, respectively, to decrease cost or amortized cost as a result of write-downs of these investments due to impairment and/or the Securities Valuation Office of the NAIC ("SVO") designating certain investments as in or near default.

The Lincoln National Life Insurance Company

A summary of the cost or amortized cost and the fair value of investments in bonds at December 31, 2001, by contractual maturity, is as follows:

                                              Cost or
                                             Amortized   Fair
                                               Cost      Value
                                             --------- ---------
                                                (in millions)
                                             --------- ---------
               Maturity:
                 In 2002.................... $   711.6 $   723.7
                 In 2003-2006...............   4,918.6   5,035.2
                 In 2007-2011...............   7,682.8   7,662.6
                 After 2011.................   7,092.1   7,250.8
                 Mortgage-backed securities.   3,015.9   3,108.1
                                             --------- ---------
               Total........................ $23,421.0 $23,780.4
                                             ========= =========

The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales of investments in bonds during 2001, 2000 and 1999 were $5.6 billion, $2.9 billion and $5.4 billion, respectively. Gross gains during 2001, 2000 and 1999 of $146.3 million, $56.0 million and $95.4 million, respectively, and gross losses of $171.4 million, $116.5 million and $195.5 million, respectively, were realized on those sales.

At December 31, 2001 and 2000, investments in bonds, with an admitted asset value of $21.4 million and $99.9 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. At December 31, 2001, the Company held foreign-currency dominated securities with a U.S. dollar equivalent par value of $80.1 million.

At December 31, 2001, the Company held unrated or less-than-investment grade corporate bonds of $1.7 billion, with an aggregate fair value of $1.6 billion. Those holdings amounted to 7.34% of the Company's investments in bonds and less than 4.89% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus. The cost or amortized cost of preferred stock and unaffiliated common stock, gross unrealized gains and losses and the fair value of such investments at December 31, 2001, and 2000 are as follows:

                                Cost or    Gross      Gross
                               Amortized Unrealized Unrealized Fair
                                 Cost      Gains      Losses   Value
                               --------- ---------- ---------- -----
                                           (in millions)
                               --------- ---------- ---------- -----
           At December 31,
            2001:
             Preferred stocks.  $223.6     $ 5.5      $  .6    228.5
                               =====================================
             Unaffiliated
              common stocks...   107.4      15.2       15.1    107.5
                               =====================================
           At December 31,
            2000:
             Preferred stocks.   261.7       2.9       25.1    239.5
                               =====================================
             Unaffiliated
              common stocks...   145.7      30.7       14.7    161.7
                               =====================================

The cost or amortized cost of preferred stocks at December 31, 2001 and 2000 has been reduced by adjustments of $14.9 million and $7.6 million, respectively, to decrease amortized cost as a result of write-downs of these investments due to impairment and/or the SVO designating certain investments as low or lower quality.

During 2001, the minimum and maximum lending rates for mortgage loans were 6.3% and 10.0%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 79.5%. At December 31, 2000, the Company held mortgages aggregating $5.0 million with interest overdue beyond 180 days (excluding accrued interest). No interest was past due 180 days or more on mortgages at December 31, 2001. At December 31, 2001 and 2000 impaired loans with a related allowance ($2.5 million and $5.2 million, respectively) for credit losses are $21.7 million and $24.1 million, respectively. The average recorded investment in impaired loans is $23.3 million and $30.l million at December 31, 2001 and 2000, respectively. The Company recognized interest income of $2.8 million during the period the loans were impaired for each of the years ended December 31, 2001 and 2000. At December 31, 2001 and 2000, there was no nonadmitted interest due on these mortgage loans. Mortgage loans balances do not include any taxes, assessments or amounts advanced as of December 31, 2001 or 2000. There are no impaired mortgage loans without an allowance for credit losses at December 31, 2001 or 2000.

All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

The total recorded investment in restructured mortgage loans, at December 31, 2001 and 2000 is $5.2 million and $4.1 million, respectively. The realized capital losses related to these loans were $.7 million and $.5 million at December 31, 2001 and 2000, respectively. The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The Lincoln National Life Insurance Company

Components of the Company's investments in real estate are summarized as follows:

                                                    December 31
                                                   2001    2000
                                                  --------------
                                                   (in millions)
                                                  --------------
              Properties occupied by the Company:
                Land............................. $  1.8  $  2.5
                Buildings........................    4.9    10.5
                Less accumulated depreciation....    (.5)   (2.5)
                                                  ------  ------
                                                     6.2    10.5
              Properties held for sale:
                Land.............................   41.3    45.8
                Buildings........................  219.3   238.3
                Other............................   19.9    16.3
                Less accumulated depreciation....  (36.9)  (39.2)
                                                  ------  ------
                                                   243.6   261.2
                                                  ------  ------
              Total real estate.................. $249.8  $271.7
                                                  ======  ======

The major categories of net investment income are as follows:

                                              Year ended December 31
                                              2001     2000     1999
                                            --------------------------
                                                  (in millions)
                                            --------------------------
         Income:
           Bonds........................... $1,724.3 $1,744.3 $1,840.6
           Preferred stocks................     22.0     21.3     20.3
           Unaffiliated common stocks......      2.4      4.9      6.3
           Affiliated common stocks........     79.8     10.2      7.8
           Mortgage loans on real estate...    326.5    328.1    321.0
           Real estate.....................     42.3     41.4     57.8
           Policy loans....................    111.0    109.8    101.7
           Other investments...............     70.5     58.7     50.6
           Cash and short-term investments.     58.2     77.9     95.9
                                            -------- -------- --------
         Total investment income...........  2,437.0  2,396.6  2,502.0
         Expenses:
           Depreciation....................     10.5     12.8     14.4
           Other...........................    298.1    258.3    284.4
                                            -------- -------- --------
         Total investment expenses.........    308.6    271.1    298.8
                                            -------- -------- --------
         Net investment income............. $2,128.4 $2,125.5 $2,203.2
                                            ======== ======== ========

Nonadmitted accrued investment income at December 31, 2001 amounted to $9.9 million and consists principally of investment income on bonds that is over 90 days past due. No accrued investment income was nonadmitted at December 31, 2000.

Net realized capital gains (losses) on investments are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                                                      2001     2000    1999
                                                                                                     -----------------------
                                                                                                          (in millions)
                                                                                                     -----------------------
Net realized capital gains (losses) on investments.................................................. $(235.1) $(60.3) $ 20.8
Less amount transferred to IMR (net of related taxes (credits) of $4.3, ($16.0) and ($31.4) in 2001,
 2000 and 1999, respectively).......................................................................     7.9   (29.7)  (58.3)
                                                                                                     -------  ------  ------
                                                                                                      (243.0)  (30.6)   79.1
Less federal income taxes (credits) on realized gains (losses)......................................    17.3   (58.5)  (35.3)
                                                                                                     -------  ------  ------
Net realized capital gains (losses) net of income tax expense and excluding net transfers to the IMR $(260.3) $ 27.9  $114.4
                                                                                                     =======  ======  ======

The Lincoln National Life Insurance Company

4. Subsidiaries


At December 31, 2001, the Company owned 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("LNY"). At December 31, 2000, the Company also owned 100% of the outstanding common stock of two other insurance subsidiaries, Lincoln National Health &
Casualty Insurance Company and Lincoln National Reassurance Company, which were sold during 2001. A realized loss of $12.5 million was realized on these sales. The Company owns 100% of the outstanding common stock of five non-insurance company subsidiaries: Lincoln National Insurance Associates ("LNIA"), Lincoln Financial Distributors, Inc. ("LFD"), which was formerly known as Sagemark Consulting, Inc., Wakefield Tower Alpha Limited ("Wakefield"), Lincoln Realty Capital Corporation ("LRCC") and Lincoln Life & Annuity Distributors, Inc. ("LLAD").

Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

                                 December 31, 2001 December 31, 2000
                                 -----------------------------------
                                  First             First
                                  Penn      LNY     Penn      LNY
                                 -----------------------------------
           Cash and invested
            assets.............. $1,487.4 $1,945.7 $1,376.9 $1,947.0
           Other assets.........     81.1     42.4     41.6     41.7
           Separate account
            asset...............       --    356.4       --    329.8
                                 -------- -------- -------- --------
           Total admitted
            assets.............. $1,568.5 $2,344.5 $1,418.5 $2,318.5
                                 ======== ======== ======== ========
           Insurance reserves... $1,415.1 $1,760.7 $1,305.3 $1,772.1
           Other liabilities....     76.4     36.8     41.8     48.0
           Separate account
            liabilities.........       --    356.4       --    329.8
           Capital and surplus..     77.0    190.6     71.4    168.6
                                 -------- -------- -------- --------
           Total liabilities and
            capital and
            surplus............. $1,568.5 $2,344.5 $1,418.5 $2,318.5
                                 ======== ======== ======== ========

                                               Year ended
                                   December 31, 2001 December 31, 2000
                                   ----------------------------------
                                    First             First
                                    Penn       LNY    Penn       LNY
                                   ------    ------- --------  -------
             Revenues............. $349.7    $395.0  $327.6    $389.8
             Benefits and expenses  343.2     363.4   322.2     341.8
             Net realized losses..   (8.2)    (12.2)     --      (2.2)
                                   ------    ------   ------   ------
             Net income (loss).... $ (1.7)   $ 19.4  $  5.4    $ 45.8
                                   ======    ======   ======   ======

LNIA was purchased in 1998 for $.6 million and has an admitted asset value of $2.0 million at December 31, 2001. LFD is a broker dealer that was acquired in connection with a reinsurance transaction completed in 1998 and has an admitted asset value of $7.0 million at December 31, 2001. Wakefield was formed in 1999 to engage in the ownership and management of investments and has an admitted asset value of $280.6 million at December 31, 2001. Wakefield's assets as of December 31, 2001 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12.7 million and has an admitted asset value of $26.3 million at December 31, 2001. LLAD was formed in 2000 to distribute the Company's products to its customers and has an admitted asset value of $40.0 million at December 31, 2001.

The carrying value of all affiliated common stocks, was $623.5 and $743.0 million at December 31, 2001 and 2000, respectively. The cost basis of investments in subsidiaries as of December 31, 2001 and 2000 was $750.2 million and $1.1 billion, respectively. Included in the change in differences in cost and admitted investment amounts in the Statement of Changes in Capital and Surplus is a net decrease in the unrealized loss on investments in subsidiaries for the year ended December 31, 2001 of $61.7 million, related to the change in carrying values of the Company's investments in its subsidiaries and affiliates.

During 2001, 2000 and 1999, the subsidiaries paid dividends to the Company of $74.6 million, $11 million and $5.2 million, respectively.

The Company has no investments in subsidiaries, controlled entities, affiliated entities, joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company did not recognize any impairment write-downs for its investments in subsidiaries during the statement period.

The Lincoln National Life Insurance Company

5. Federal Income Taxes


Income before federal income taxes differs from taxable income in 2001 principally due to tax expense on the deferred gain from the sale of the reinsurance operations (see Note 9), offset by tax-exempt investment income and dividends-received tax deductions. In 2000 and 1999, income before federal income taxes differs from taxable income principally due to tax exempt investment income and dividends-received tax deductions.

Capital gains (losses) of $63.7 million, ($174.0 million) and ($151.7 million), were recognized in 2001, 2000 and 1999, respectively. The losses were carried back to recover taxes paid in prior years.

The Company paid (received) $9.6 million, ($42.6 million) and $45.3 million to
(from) LNC in 2001, 2000 and 1999, respectively, for federal income taxes.

The components of the net deferred tax asset are as follows:

                                             December 31, January 1,
                                                 2001        2001
                                             ----------------------
                                                  (in millions)
                                             ----------------------
            Gross deferred tax assets.......   $ 797.5     $ 721.8
            Gross deferred tax liabilities..    (156.1)     (250.2)
            Deferred tax assets non-admitted    (461.2)     (360.8)
                                               -------     -------
            Net deferred tax asset..........   $ 180.2     $ 110.8
                                               =======     =======

The components of income tax expense are as follows:

                                                2001     2000    1999
                                               -----------------------
                                                    (in millions)
                                               -----------------------
         Current federal income tax:
           Federal income tax expense on
            operations........................  $456.5  $ 94.9  $ 85.4
           Federal income tax expense
            (credit) on realized gains
            (losses)..........................    17.3   (58.5)  (35.3)
                                               -------  ------  ------
         Total current federal income tax in
          net income..........................   473.8    36.4    50.1
         Change in deferred tax:
           Change in deferred tax assets......   (75.7)     --      --
           Change in deferred tax liabilities.   (94.1)     --      --
           Change in non-admitted deferred
            tax asset.........................   100.4      --      --
                                               -------  ------  ------
         Net change in net deferred tax asset.   (69.4)     --      --
                                               -------  ------  ------
         Total federal income tax............. $ 404.4  $ 36.4  $ 50.1
                                               =======  ======  ======

The Company's income tax expense differs from the amount obtained by applying the federal statutory rate of 35% to Net Gain from Operations After Dividends to Policyholders for the following reasons:

                                                2001    2000    1999
                                               ----------------------
                                                    (in millions)
                                               ----------------------
          Expected federal income tax
           expense............................ $313.5  $222.9  $169.4
          Gain from sale of reinsurance
           agreements.........................  310.0    (2.8)   25.1
          Tax preferred investment income.....  (99.5)  (71.9)  (60.9)
          Income tax credits..................  (39.0)  (17.5)  (16.7)
          Amortization of capitalized software  (14.5)  (13.6)  (11.8)
          (Payment) accrual of contingency
           items..............................  (14.3)   15.7    21.8
          Other amounts.......................    0.3   (37.9)  (41.5)
                                               ------  ------  ------
          Tax expense on net income before
           realized capital gains (losses)....  456.5    94.9    85.4
          Tax on realized capital gains.......   17.3   (58.5)  (35.3)
                                               ------  ------  ------
          Total income tax expense............ $473.8  $ 36.4  $ 50.1
                                               ======  ======  ======

Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company has approximately $187 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65.5 million. No deferred tax liabilities are recognized related to the Policyholders' Surplus Account.
--------------------------------------------------------------------------------
6. Reserves and Reinsurance
The balance sheet caption "Reinsurance recoverable" includes amounts recoverable from other insurers for claims paid by the Company of $183.1 and $123.5 million at December 31, 2001 and 2000, respectively.

The balance sheet caption, "Total policy and contract liabilities," has been reduced for insurance ceded in the amounts of $6.6 billion and $5.2 billion as of December 31, 2001 and 2000, respectively.

Reinsurance transactions, excluding assumption reinsurance, included in the income statement captions, "Life and annuity premiums" and "Accident and health premiums" are as follows:

                                         Year ended December 31
                                         2001      2000     1999
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
              Insurance assumed....... $2,630.9  $3,952.9 $2,606.5
              Insurance ceded.........  3,200.8   2,766.6  1,675.1
                                       --------  -------- --------
              Net reinsurance premiums $ (569.9) $1,186.3 $  931.4
                                       ========  ======== ========

The Lincoln National Life Insurance Company

The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $3.3 billion, $1.9 billion and $2.6 billion for 2001, 2000 and 1999, respectively.

Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                          December 31, 2001
                                       ----------------------
                                                       Net of
                                       Gross   Loading Loading
                                       ------  ------- -------
                                            (in millions)
                                       ----------------------
                 Ordinary new business $  5.4   $(7.0) $ (1.6)
                 Ordinary renewal.....  (73.5)   (2.5)  (76.0)
                 Group life...........    6.9     1.0     7.9
                                       ------   -----  ------
                                       $(61.2)  $(8.5) $(69.7)
                                       ======   =====  ======

                                          December 31, 2000
                                       ------------------------
                                                        Net of
                                       Gross  Loading  Loading
                                       ------ -------- --------
                                            (in millions)
                                       ------------------------
                 Ordinary new business $ 13.0 $    8.1 $    4.9
                 Ordinary renewal.....   57.9     15.7     42.2
                 Group life...........    9.7       .2      9.5
                                       ------ -------- --------
                                       $ 80.6 $   24.0 $   56.6
                                       ====== ======== ========

At December 31, 2001, the Company's annuity reserves and deposit fund liabilities, including separate accounts, which are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      Amount   Percent
                                                     --------- -------
                                                       (in millions)
                                                     ----------------
         Subject to discretionary withdrawal with
          adjustment:
           With market value adjustment.............  $2,367.0     4%
           At book value, less surrender charge.....   2,457.5     5%
           At market value..........................  36,344.6    64%
                                                     ---------   ---
         Total......................................  41,169.1    73%
         Subject to discretionary withdrawal
          without adjustment at book value
          with minimal or no charge or
          adjustment................................  12,594.2    22%
         Not subject to discretionary withdrawal....   2,906.3     5%
                                                     ---------   ---
         Total annuity reserves and deposit fund....  56,669.6   100%
                                                     =========   ===
         Less reinsurance ceded.....................   1,225.3
                                                     ---------
         Net annuity reserves and deposit fund
           liabilities, including separate accounts. $55,444.3
                                                     =========

At December 31, 2001, the Company had variable annuity policies and variable universal life policies with guaranteed minimum death benefits as follows:

                                          Amount of
                               Subjected Reserve Held Reinsurance
                                Account    (Net of      Reserve
                                 Value   Reinsurance)   Credit
                               --------- ------------ -----------
                                         (in millions)
                               ----------------------------------
              Variable annuity $37,843.8    $46.7        $9.2
              Variable life...     114.7     23.8          --
                               ---------    -----        ----
              Total........... $37,958.5    $70.5        $9.2
                               =========    =====        ====

--------------------------------------------------------------------------------
7. Capital and Surplus

In 1998, the Company issued two surplus notes to LNC in return for cash of $1.25 billion. The first note, for $500.0 million, issued to LNC, calls for the Company to pay the principal amount of the notes on or before March 31, 2028, with interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2.3 billion at December 31, 2001), and subject to approval by the Indiana Insurance Commissioner.

The second note for $750.0 million, issued to LNC, calls for the Company to pay the principal amount of the notes on or before December 31, 2028, with interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2.4 billion at December 31, 2001), and subject to approval by the Indiana Insurance Commissioner.

The Lincoln National Life Insurance Company

A summary of the terms of these surplus notes follows (in millions):

                                   Principal
                                  Outstanding  Current  Inception   Accrued
                                       at        Year    to Date  Interest at
                     Principal    December 31, Interest Interest  December 31,
 Date Issued       Amount of Note     2001       Paid     Paid        2001
 -----------       -------------- ------------ -------- --------- ------------
 January 5, 1998..    $  500.0      $  500.0    $41.0    $130.7          --
 December 18, 1998       750.0         750.0     56.5     137.2          --
                      --------      --------    -----    ------     -------
 Total............    $1,250.0      $1,250.0    $97.5    $267.9          --
                      ========      ========    =====    ======     =======

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2001, the Company exceeds the RBC requirements.

The payment of dividends by the Company to LNC is limited and cannot be made except from earned profits of the Company and, in certain circumstances, without prior approval of the Indiana Insurance Commissioner. Ordinary dividends to LNC are restricted to the greater of 2001 statutory basis net income or 10% of statutory basis capital and surplus at December 31, 2001. In 2002, the Company can pay dividends of $300.6 million without the prior approval of the Indiana Insurance Commissioner, based on unassigned surplus available as stated in the December 31, 2001 Annual Statement filed with the Insurance Department (see Note 14).

Total assets have been decreased by $813.6 million for non-admitted assets as required by statutory guidance.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the State of Indiana, the Company is also subject to the regulatory requirements that the State of
New York imposes upon accredited reinsurers.
--------------------------------------------------------------------------------
8. Employee Benefit Plans

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans, supplemental retirement plans, a salary continuation plan, supplemental executive retirement plan and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis Statements of Operations or Balance Sheets for any of the periods shown.

LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

In 2000, as a result of changes in the interpretation of the existing accounting rules for stock options, LNC and the Company decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In the first quarter of 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program. The first awards under this program were also made in the first quarter of 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNC recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in income as a result of changes in the market value of LNC stock. LNC hedges this volatility by purchasing call options on LNC stock. Call options hedging the vested SARs are also marked-to-market through net income. The compensation expense and hedge income (expense) do not affect the statutory-basis financial statements of the Company.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
8. Employee Benefit Plans (continued)


As of December 31, 2001, there were 4,277,588 and 1,277,275 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 2,718,859 and 806,307, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $13.86 to $56.75. During 2001, 2000 and 1999, 3,175,782, 935,986 and 1,044,078 options became exercisable, respectively, 946,843, 190,100 and 318,421 options were exercised, respectively, and 227,141, 383,364 and 82,024 options forfeited, respectively.

As of December 31, 2001, there were 8,475 and 1,111,467 shares of LNC common stock subject to SARs granted to Company employees and agents, respectively, under the SAR pro gram. Of the SARs granted, 102,297 granted to agents, were exercisable as of that date. The exercise prices of the outstanding SARs range from $24.72 to $48.19. During 2001 and 2000, 177,485 and 8,500 SARs became exercisable, respectively, 15,200 and 5,100 SARs were forfeited, respectively and in 2001, 63,388 SARs were exercised. No SARs were exercised in 2000.

Effective July 1, 1999, the Company's agent postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the Plan resulted in a one-time curtailment gain of $1.4 million in 1999.
--------------------------------------------------------------------------------
9. Restrictions, Commitments and Contingencies

Marketing and Compliance Matters
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

Group Pension Annuities
The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

Leases
The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods. Rental expense on these leases was $28.4 million in 2001. The company receives rental income from affiliates for their use of a portion of the home office properties, which partially offsets rental expense. Such rental income amounted to $3.2 million in 2001. Total rental expense on other operating leases in 2001 was $12.0 million. Total rental expense on all operating leases in 2000 and 1999 was $45.6 million and $44.5 million, respectively. At December 31, 2001, future minimum rental commitments are as follows (in millions):

                               2002...... $ 37.9
                               2003......   35.0
                               2004......   34.1
                               2005......   33.1
                               2006......   33.4
                               Thereafter   64.8
                                          ------
                                          $238.3
                                          ======

Information Technology Commitment
In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 2001, 2000 and 1999 were $62.8 million, $65.1 million and $67.4 million respectively. Future minimum annual costs range from $40.9 million to $56.8 million, however future costs are dependent on usage and could exceed these amounts.

Reinsurance Contingencies
On December 7, 2001, Swiss Re Life & Health America, Inc. ("Swiss Re") acquired LNC's reinsurance operation for $2.0 billion. In addition, LNC retained approximately $500.0 million of statutory capital supporting the reinsurance operation. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised the LNC's reinsurance operation. Two of the stock companies sold, Lincoln National Health & Casualty Insurance Company and Lincoln National Reassurance Company, were wholly-owned subsidiaries of the Company. As a result, and because a significant amount of the reinsurance business subject to the indemnity reinsurance transactions was written through the Company, the Company

The Lincoln National Life Insurance Company received $1.84 billion of the $2.0 billion proceeds and retained approximately $250.0 million of the statutory capital.

A pre-tax loss of $12.5 million was recognized by the Company on the sale of the subsidiaries. A statutory gain of $1.5 billion was generated under the indemnity reinsurance agreements. This gain was reported as a direct adjustment to unassigned surplus (net of related income taxes) and recognition of the surplus increase as income will be reported on a net-of-tax basis as earnings emerge from the business reinsured, in accordance with the requirements of Statement on Statutory Accounting Principles No. 61, Life, Deposit-Type, and Accident and Health Reinsurance. During 2001, the Company recognized as income $8.0 million of the deferred gain.

LNC and Swiss Re have not agreed upon the final closing financial statements associated with the December 7, 2001 transactions. There are currently disputed matters of approximately $500.0 million, which relate primarily to personal accident business reserves and recoverables. LNC's ongoing indemnification to Swiss Re on the underlying reinsurance business is limited to the personal accident business. Pursuant to the purchase agreement, LNC's exposure is capped at $100.0 million for net future payments under the personal accident programs in excess of $148.0 million, which represents the personal accident liabilities, net of the assets held for reinsurance recoverable at December 31, 2000. Up to $200.0 million of net payments in excess of the net liabilities will be shared on a 50/50 basis between LNC and Swiss Re. LNC has no continuing indemnification risk to Swiss Re on other reinsurance lines of business.

Under the timeframe provided for within the acquisition agreement for dispute resolution, it is probable that the earliest point that these matters will be agreed upon would be the second quarter of 2002. If the parties are unable to reach agreement, and these matters go to arbitration, an ultimate resolution of these matters may take several additional months. Upon reaching agreement as to the final closing financial statements, it is possible that the Company could record adjustments to the realized loss on the sale of subsidiaries, to income, or to the amount of gain reported as a direct adjustment to unassigned surplus. Another aspect of a potential dispute resolution could result in LNC and the Company agreeing to transfer assets to Swiss Re until the adequacy of certain reserves and related recoverables can be determined. In that event, LNC and the Company's future investment income would be reduced to the extent that any such dispute resolution would result in Swiss Re's retention of the related investment income during the timeframe that Swiss Re would hold the invested assets. While uncertainty exists as to how these disputed matters will finally be resolved, at the present time the Company believes the amounts reported within the Company's statutory-basis financial statements as of and for the year ended December 31, 2001 represent the best estimate of the ultimate outcome of Swiss Re's acquisition of the Company's reinsurance business.

Other Insurance Ceded and Assumed
On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agree- ment, the Company transferred $490.8 million of cash to MetLife representing the statutory reserves transferred on this business less $17.8 million of purchase price consideration. In accordance with statutory accounting rules on indemnity reinsurance, the gain on sale was reported on a net-of-tax basis as a direct adjustment to surplus. At December 31, 2001, the surplus component of the gain ($64.8 million) related to this transaction is included in the total surplus gain component associated with the aquisition of LNC's reinsurance operations by Swiss Re and is being recognized in income at the rate that earnings are expected to emerge on this reinsurance business.

The Company cedes insurance to other companies. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10 million. Portions of the Company's deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 2001, the reserves associated with these reinsurance arrangements totaled $1.1 billion. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and reserves for policy benefits, net of insurance ceded. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

Proceeds from the sale of common stock of American States Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company's ceding commission for this transaction was reduced by $58.6 million in 1999.

The Company assumes insurance from other companies, including certain affiliates. At December 31, 2001, the Company provided $75.3 million of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $76.1 million and $16.7 million at December 31, 2001 and 2000, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2001, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

The Lincoln National Life Insurance Company

In 2001 and 2000, the Company did not commute any ceded reinsurance. During 2001, the Company recorded reinsurance credits on existing policies of $656.9 million as a result of new or amended reinsurance agreements.

Neither the Company nor any of its affiliates control any non-affiliated reinsurers with which they do business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2001 there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

Surplus would be reduced by $402.4 million at December 31, 2001 if all reinsurance agreements were cancelled. In 2001, the Company established provisions for uncollectible reinsurance on personal accident reinsurance programs in the amount of $105.4 million and the Company wrote off ceded reinsurance balances in the amount of $89.0 million, related to personal accident reinsurance programs based on a refined analysis of the underlying information.

Vulnerability from Concentrations
At December 31, 2001, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2001, 30% of such mortgages, or $1.2 billion, involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $38.7 million.

At December 31, 2001, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial con- dition. Although the Company does not have any significant concentration of customers, the Company's annuities division has a long-standing distribution relationship with American Funds Distributors that is significant to the Company. In 2001, the American Legacy Variable Annuity sold through American Funds Distributors accounted for approximately 21% of the Company's total gross annuity deposits. The relationship with American Funds Distributors is highly valued by the Company. Both the Company and American Funds Distributors are continuously seeking ways to increase sales and to retain the existing business.

Other Contingency Matters
The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5.0 million. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

During the fourth quarter of 2000, the Company reached an agreement in principle to settle all class action lawsuits alleging fraud in the sale of non-variable universal life and participating whole life insurance policies. It requires that the Company provide benefits and a claim process to policyholders who purchased non-variable universal life and participating whole life policies between January 1, 1981 and December 31, 1998. The settlement covers approximately 431,000 policies. Owners of approximately 4,300 policies have excluded themselves (opted-out) from the settlement and, with respect to these policies, will not be bound by the settlement. Total charges recorded during 2000 for this settlement were $64.7 million. With the court's approval of the settlement in the second quarter of 2001 and the expiration in the third quarter of 2001 of the time to file an appeal, the case was concluded for all policyholders not previously opting out. During the third quarter of 2001, settlement was reached with some of the owners of policies who opted-out of the original settlement. Overall, the third quarter developments relating to these matters were slightly favorable when compared to the assumptions underlying the estimates made in 2000 when the related charges were taken; however, there is continuing uncertainty as to the ultimate costs of settling the remaining opt-out cases. It is management's opinion that such future developments will not materially affect the consolidated financial position of the Company.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

Derivatives
The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts. The contract or notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

The Lincoln National Life Insurance Company

                                                              Assets
                                                   -----------------------------
                                   Notional or     Carrying Fair  Carrying Fair
                                Contracts/Amounts   Value   Value  Value   Value
                                ------------------------------------------------
                                   December 31      December 31    December 31
                                ------------------------------------------------
                                  2001      2000     2001   2001    2000   2000
                                ------------------------------------------------
                                                 (in millions)
                                ------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements.  $1,258.8 $1,558.8   $ .6   $  .6  $ 2.7   $ 0.4
  Swaptions....................   1,752.0  1,752.0     .1      .1    8.2     0.9
  Interest rate swaps..........     335.1    708.2     --    21.0     --    38.1
                                --------- --------   ----   -----  -----   -----
                                  3,345.9  4,019.0     .7    21.7   10.9    39.4
Foreign currency derivatives:
  Foreign currency swaps.......      94.6     37.5    3.8     5.9    2.6     2.5
                                --------- --------   ----   -----  -----   -----
                                $ 3,440.5 $4,056.5   $4.5   $27.6  $13.5   $41.9
                                ========= ========   ====   =====  =====   =====

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                   Interest Rate Caps      Swaptions
                                   -------------------------------------
                                     2001      2000      2001     2000
                                   -------------------------------------
                                               (in millions)
                                   -------------------------------------
      Balance at beginning of year $1,558.8  $2,508.8  $1,752.0 $1,837.5
      Terminations and maturities.   (300.0)   (950.0)       --    (85.5)
                                   --------  --------  -------- --------
      Balance at end of year...... $1,258.8  $1,558.8  $1,752.0 $1,752.0
                                   ========  ========  ======== ========

                                                                    Financial
                                Interest Rate Swaps Spread-Locks     Futures
                                ----------------------------------------------
                                  2001       2000   2001  2000    2001  2000
                                ----------------------------------------------
   Balance at beginning of year $ 708.2    $ 630.9  $ -- $    --  $ -- $    --
   New contracts...............      --      652.2    --   100.0    --   267.2
   Terminations and maturities.  (373.1)    (574.9)   --  (100.0)   --  (267.2)
                                -------    -------  ---- -------  ---- -------
   Balance at end of year...... $ 335.1    $ 708.2  $ -- $    --  $ -- $    --
                                =======    =======  ==== =======  ==== =======

The Lincoln National Life Insurance Company

                                                         Foreign
                                         Put Options  Currency Swaps
                                         ----------------------------
                                         2001  2000    2001   2000
                                         ---------------------------
            Balance at beginning of year $ -- $ 21.3  $ 37.5  $44.2
            New contracts...............   --     --    80.9     --
            Terminations and maturities.   --  (21.3)  (23.8)  (6.7)
                                         ---- ------  ------  -----
            Balance at end of year...... $ -- $   --  $ 94.6  $37.5
                                         ==== ======  ======  =====

Interest Rate Cap Agreements
The interest rate cap agreements, which expire in 2002 through 2006, entitle the Company to receive payments from the counterparties on specified future dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a strike rate specified in the cap agreement multiplied by the notional amount. The purpose of the Company's interest rate cap agreement program is to hedge against the negative impact of a significant and sustained rise in interest rates in its fixed annuity line of business. At December 31, 2001, the interest rate caps are recorded at market value ($.6 million) in other investments on the balance sheet. All changes in market value are recorded in net realized gain (loss) on investments in the statement of operations. At December 31, 2000, the premiums paid for the interest rate caps were included in other investments (amortized cost of $2.7 million) and were being amortized over the terms of the agreements.

Swaptions
Swaptions, which expire in 2002 and 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate specified in the swaption agreement multiplied by the notional amount. The purpose of the Company's swaption program is to hedge against the negative impact of a significant and sustained rise in interest rates in its fixed annuity line of business. At December 31, 2001 the swaptions are recorded at market value ($.1 million) in other investments on the Balance Sheet. All changes in market value are recorded in net realized gain (loss) on investments in the Statement of Operations. At December 31, 2000, the premiums paid for the swaptions were included in other investments (amortized cost of $8.2 million) and were being amortized over the terms of the agreements. Amortization was included in net investment income.

Interest Rate Swap Agreements
The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price, level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net re ceipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets to support newly acquired blocks of business and certain other portfolios of assets. Once the assets are purchased, the gains (losses) resulting from the termination of the swap agreements are applied to the basis of the assets. The gains (losses) are recognized in earnings over the life of the assets. The interest rate swap agreements for forecasted purchase of assets outstanding at December 31, 2000, related to certain asset portfolio purchases completed in 2001. As a result, no interest rate swap positions hedging forecasted purchases were outstanding at December 31, 2001. Interest rate swaps are valued at amortized cost and recorded in other investments on the balance sheet. All such derivatives instruments owned at December 31, 2001 and 2000 were entered into "at-the-market" and therefore have an amortized cost basis of zero.

Spread-Lock Agreements
Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock agreements program is to protect against widening of spreads. While spread-lock agreements are used periodically, there are no spread-lock agreements outstanding at December 31, 2001 or 2000.

Financial Futures Contracts
The Company used exchange-traded financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. There are no financial futures contracts outstanding at December 31, 2001 or 2000.

Put Options
The Company used put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allowed the Company to put the bonds back to the counterparties at original par. The put options were sold in 2000.

The Lincoln National Life Insurance Company

Foreign Currency Swaps
The Company uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a rate of exchange in the future. The carrying value of the Company's foreign currency swaps ($3.8 million) represents fluctuations in the spot exchange rate from the trade date to December 31, 2001 and is included in other investments on the balance sheet.

Additional Derivative Information
Expenses for the agreements and contracts described above amounted to $3.5 million, $7.3 million and $6.2 million in 2001, 2000 and 1999, respectively. Deferred gains of $31.2 million as of December 31, 2001 were primarily the result of terminated interest rate swaps. The deferred gains are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of the securities to which the respective hedges applied.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance, the Company enters into master netting agreements with its counterparties.

The Company is required to put up collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which the contract is traded. The Company currently puts up cash and U.S. Treasury Bonds to satisfy this collateral requirement.

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment grade counterparties.
--------------------------------------------------------------------------------
10. Fair Value of Financial Instruments
The following methodologies and assumptions were used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

Bonds
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments.

Unaffiliated Common Stock and Preferred Stock
Fair values of unaffiliated common and preferred stock are based on quoted market prices, where available. For stock not actively traded, fair values are based on values of issues of comparable yield and quality.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

Other Investments and Cash and Short-Term Investments
The carrying values for assets classified as other investments, cash and cash equivalents and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

Investment-Type Insurance Contracts
The balance sheet caption "policy and contract liabilities" includes contracts that are considered to be investment-type contracts for GAAP purposes (i.e., universal life, annuity and guaranteed interest contracts). The fair values for the majority of these contracts are based on their approximate surrender values. The fair values for the certain guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet caption "policy and contract liabilities" that do not fit the definition of "investment-type insurance contracts" for GAAP are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and fair values have not been determined by the Company. It is the Company's position that the disclosure

The Lincoln National Life Insurance Company of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-Term Debt
The carrying value of short-term debt approximates fair value.

Surplus Notes due to LNC
Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

Derivatives
The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and industry standard models that are commercially available for all other derivatives.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets. Seed money deposited into the separate account by the Company is included as a separate account asset, but not as a separate account liability.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                                                 December 31
                                                                        2001                    2000
                                                               ----------------------  -----------------------
                                                                Carrying                Carrying
Assets (Liabilities)                                             Value     Fair Value    Value     Fair Value
--------------------------------------------------------------------------------------------------------------
                                                                                (in millions)
                                                               ----------------------------------------------
Bonds......................................................... $ 23,421.0  $ 23,780.4  $ 21,852.5  $ 21,866.6
Preferred stocks..............................................      223.6       228.5       261.7       239.5
Unaffiliated common stocks....................................      107.6       107.6       161.7       161.7
Mortgage loans on real estate.................................    4,098.7     4,241.0     4,102.0     4,132.8
Policy loans..................................................    1,708.7     1,849.2     1,723.5     1,845.0
Other investments.............................................      466.6       466.6       485.0       485.0
Cash and short-term investments...............................    2,697.5     2,697.5     1,448.4     1,448.4
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.  (17,545.0)  (17,257.7)  (16,126.3)  (15,850.5)
  Remaining guaranteed interest and similar contracts.........     (122.3)     (128.6)     (243.8)     (247.9)
Short-term debt...............................................     (200.0)     (200.0)     (199.5)     (199.5)
Surplus notes due to LNC......................................   (1,250.0)   (1,160.7)   (1,250.0)   (1,074.5)
Derivatives...................................................        4.5        27.6        13.5        41.9
Investment commitments........................................         --        (5.4)         --        (2.2)
Separate account assets.......................................   38,636.5    38,636.5    43,904.6    43,904.6
Separate account liabilities..................................  (38,634.0)  (38,634.0)  (43,904.6)  (43,904.6)

--------------------------------------------------------------------------------
11. Transactions With Affiliates

LLAD has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $52.0 million, $57.5 million and $60.4 million in 2001, 2000 and 1999, respectively. LLAD incurred expenses of $34.9 million, $112.9 million and $113.4 million in 2001, 2000 and 1999, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse.

Cash and short-term investments at December 31, 2001 and 2000 include the Company's participation in a short-term cash management program with LNC of $297.9 million and $377.7 million, respectively. Related investment income amounted to $13.9 million, $24.0 million and $16.7 million in 2001, 2000 and 1999, respectively. The short-term loan payable to parent company at December 31, 2001 and 2000 represents notes payable to LNC.

The Company provides services to and receives services from affiliated companies, which resulted in a net payment of $78.0

The Lincoln National Life Insurance Company million, $65.7 million and $49.4 million in 2001, 2000 and 1999, respectively, which is included in underwriting, acquisition, insurance and other expenses.

The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                      Year ended December 31
                                       2001    2000    1999
                                      ------ -------- ------
                                          (in millions)
                                      ----------------------
                    Insurance assumed $ 46.4 $   21.2 $ 19.7
                    Insurance ceded..  950.7  2,192.1  777.6

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                      December 31
                                                     2001     2000
                                                   -------- --------
                                                     (in millions)
                                                   -----------------
           Policy and contract liabilities assumed $  331.1 $  584.4
           Policy and contract liabilities ceded..  1,311.5  1,682.8
           Amounts recoverable on paid and
            unpaid losses.........................    229.3    286.9
           Reinsurance payable on paid losses.....     20.4      9.3
           Funds held under reinsurance treaties--
            net liability.........................  1,588.3  3,294.6

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, which totaled $1.0 billion and $814.6 million at December 31, 2001 and 2000, respectively, and is the beneficiary on letters of credit aggregating to $156.6 million and $709.5 million at December 31, 2001 and 2000, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2001 and 2000, LNC guaranteed $156.6 million and $709.5 million, respectively, of these letters of credit. At December 31, 2001 and 2000, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $75.3 million and $133.7 million, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.
--------------------------------------------------------------------------------
12. Separate Accounts
Separate account assets held by the Company consist primarily of mutual funds, long-term bonds, common stocks and short-term investments and are carried at fair value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums and annuity considerations amounted to $4.4 billion, $5.7 billion and $4.6 billion in 2001, 2000 and 1999, respectively. Reserves for separate accounts with assets at fair value were $37.6 billion and $42.9 billion at December 31, 2001 and 2000, respectively. All reserves are subject to discretionary withdrawal at market value.

A reconciliation of transfers to the Company from the separate accounts is as follows:

                                           Year ended December 31
                                        2001       2000       1999
                                      ---------  ---------  ---------
                                               (in millions)
                                      -------------------------------
         Transfers as reported in the
          Summary of Operations
          of the separate accounts:
           Transfers to separate
            accounts................. $ 4,440.7  $ 5,719.2  $ 4,573.2
           Transfers from separate
            accounts.................  (4,500.8)  (5,830.0)  (4,933.8)
                                      ---------  ---------  ---------
         Net transfers from separate
          accounts as reported in
          the Summary of
          Operations in
          underwriting acquisition
          and other expenses......... $   (60.1) $  (110.8) $  (360.6)
                                      =========  =========  =========

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
13. Sales, Transfers and Servicing of Financial Assets


As part of the Company's asset management program, securities are sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2001 and reacquired within 30 days of the sale date are:

                                        Book
                                      Value of    Cost of
                         Number of   Securities Securities   Gain
                        Transactions    Sold    Repurchased (Loss)
                        ------------ ---------- ----------- ------
                                      (in millions)
                        -----------------------------------------
              Bonds:
                NAIC 3.     83.0       $155.8     $151.9    $ (.1)
                NAIC 4.    249.0        355.9      370.3     (3.7)
                NAIC 5.       --           --       27.3     (0.2)
                NR.....     21.0         41.8      549.4     (4.0)

--------------------------------------------------------------------------------
14. Reconciliation to Statutory Annual Statement

In connection with the indemnity reinsurance agreements, the Company and Swiss Re also entered into an administrative services agreement whereby Swiss Re provides administrative services, including accounting services to the Company. In connection with the December 31, 2001 statutory financial statements, Swiss Re provided the Company with certain year-end financial information regarding the business that had been reinsured by Swiss Re. Although the Company disagreed with several adjustments made by Swiss Re, the Company was not provided with sufficient information to reverse the effects of these adjustments from the Annual Statement financial statements and related exhibits and schedules. The Company did, however, record an adjustment to reverse the net effect of the disputed items in the Annual Statement filed with the Insurance Department by recognizing miscellaneous revenue and a miscellaneous asset. Because the asset was not specifically identified as an asset within the NAIC APPM, the Company non-admitted the asset in the December 31, 2001 Annual Statement. Subsequent to the Annual Statement filing, the Company obtained additional information regarding the adjustments Swiss Re had made to the statutory financial information provided to the Company. The Company reversed those adjustments prior to completion of the accompanying statutory-basis financial statements. The adjustments that were reversed were principally associated with reinsurance recoverables for paid and unpaid losses.

The following is a reconciliation of amounts previously reported to state regulatory authorities in the 2001 Annual Statement, and as reported in the accompanying statutory-basis financial statements:

                                                                                                     (in millions)
Capital and surplus as reported in the Company's Annual Statement...................................    $3,096.0
Increase in surplus resulting from reversal of Swiss Re entries.....................................       420.0
                                                                                                       ---------
Capital and surplus as reported in the accompanying audited statutory-basis balance sheet...........   $3,516.0
                                                                                                       =========
Statutory net income as reported in the Company's Annual Statement..................................   $    67.7
Increase in net income resulting from reversal of Swiss Re entries..................................       111.3
                                                                                                       ---------
Statutory net income as reported in the accompanying audited statutory-basis statement of operations   $   179.0
                                                                                                       =========

Report of Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the "Company"), a wholly-owned subsidiary of Lincoln National Corporation, as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

As discussed in Note 2 to the financial statements, in 2001 the Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Indiana Department of Insurance.

/s/ Ernst & Young LLP
February 1, 2002

                LINCOLN NATIONAL VARIABLE ANNUITY FUND A (GROUP)


                   Post-Effective Amendment No. 58 on Form N-3
                            PART C--OTHER INFORMATION

Item 28.

(a) LIST OF FINANCIAL STATEMENTS


1. The Table of Condensed Financial Information is included in Part A of this Registration
    Statement.


2. The following Financial Statements of Fund A are included in Part B of this Registration
    Statement:

       Statement of Net Assets--

       December 31, 2001

       Statement of Operations--Year ended

       December 31, 2001

       Statements of Changes in Net Assets--

       Years ended December 31, 2001 and 2000

       Notes to Financial Statements--

       December 31, 2001

       Report of Ernst & Young LLP, Independent Auditors

3.

The following Statutory - Basis Financial Statements of The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:


Balance Sheets -- Statutory - Basis Years Ended December 31, 2001 and 2000 Statements of Operations -- Statutory - Basis -- Years ended December 31, 2001, 2000 and 1999

Statements of Changes in Capital and Surplus -- Statutory - Basis - Years ended December 31, 2001, 2000 and 1999

Statements of Cash Flows -- Statutory - Basis -- Years ended December 31, 2001, 2000 and 1999

Notes to Statutory - Basis Financial Statements -- December 31, 2001

Report of Ernst & Young LLP, Independent Auditors

(b) LIST OF EXHIBITS

(1) Separate Account Resolution of the Board of Directors of the Insurance Company authorizing the establishment of the Registrant (Filed with Post-Effective Amendment No. 53 to this Registration Statement on April 28, 1998)

(2) Fund Bylaws or Instruments corresponding thereto (Filed with Post-Effective Amendment No. 53 to this Registration Statement on April 28, 1998)


(3)  (a) Custody Agreement effective April 11, 2001

(4) (a) Investment Advisory Contract (Filed with Post-Effective Amendment No. 53 to this Registration Statement on April 28, 1998)


     (b) Form of Investment Sub-Advisory Agreement between Vantage Investment Advisers and The Lincoln National Life Insurance Company.

     (c) Form of Inter-Series Transfer Agreement Investment Advisory Agreement between Vantage Investment Advisers and Delaware Management Company
         (DMC) effective May 1, 2002.

(5)  Not applicable

(6) (a) Variable Annuity Contract (Filed with Post-Effective Amendment No. 53 to this Registration Statement on April 28, 1998)

     (b) Participant Certificate (Filed with Post-Effective Amendment No. 53 to this Registration Statement on April 28, 1998)

(7) Application (Filed with Post-Effective Amendment No. 53 to this Registration Statement on April 28, 1998)

(8) Articles of Incorporation and Bylaws Lincoln National Life Insurance Company are incorporated herein by reference to the Registration Statement on Form N-4 (33-27783) filed on December 5, 1996.

(9)  Not applicable

(10) Not applicable


(11) (a) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form S-6 (333-40745) filed on November 21, 1997.

     (b) Amendment to the Services Agreement fee schedule

(12) Opinion and Consent of Counsel--Robert H. Carpenter, Esquire (Filed with Post-Effective Amendment No. 53 to this Registration Statement on April 28,
     1998)

(13) Consent of Ernst & Young LLP, Independent Auditors

(14) Not applicable

(15) Not applicable

(16) Not applicable


(17) (a) Code of Ethics - Fund A is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 20, 2001.

     (b) Code of Ethics - Lincoln Life is incorporated herein by reference to Post-Effective Amendment No. 57 to this Registration Statement filed on April 20, 2001.

     (c) Code of Ethics - Delaware Management Company, series of Delaware Management Business Trust (DMBT) (formerly Vantage Investment Advisers) is incorporated here in by reference to Post Effective Amendment No. 57 to this Registration Statement filed on April 20, 2001.


(18) (a) Organizational Chart of the Lincoln National Insurance Holding Company System is incorporated herein by reference to Pre-Effective Amendment No. 1 (file No. 333-73532) filed on February 8, 2002.

(19)  a. Power of Attorney -  Janet Chrzan is incorporated herein by reference to Post-Effective Amendment No. 57 to this
                              Registration Statement Filed April 20, 2001.
      b. Power of Attorney -  Lawrence T. Rowland is incorporated herein by reference to Post-Effective No. 55 to this Registration Statement filed April 28, 1999
   c.  Power of Attorney - Charles E. Haldeman is incorporated herein by reference to Post-Effective No. 57 to this Registration Statement filed April 20, 2001.
      d.

      e.  Power of Attorney - Richard C. Vaughn is incorporated herein by reference to Post-Effective No. 55 to this Registration Statement filed April 28, 1999
      f.  Power of Attorney - Jon A. Boscia is incorporated herein by reference to Post-Effective No. 56 to this Registration Statement filed on April 25, 2000.

Item 29.
                 DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY


Name                            Positions and offices with Depositor

Jon A. Boscia**                 President and Director
Lorry J. Stensrud*              Chief Executive Officer of Annuities, Executive
                                Vice President, and Director
John H. Gotta***                Chief Executive Officer of Life Insurance,
                                Executive Vice President, and Director
Gary W. Parker***               Senior Vice President
Charles E. Haldeman, Jr.****    Director
Cynthia A. Rose*                Secretary and Assistant Vice President
Eldon J. Summers*               Second Vice President and Treasurer
Richard C. Vaughan**            Director
Janet Chrzan*                   Senior Vice President, Chief Financial Officer
                                and Director
Elizabeth Frederick*            Senior Vice President and General Counsel
Diane Dillman*                  Director of Annuities Compliance
Christine Frederick***          Director of Life Compliance
See Yeng Quek****               Chief Investment Officer and Director
Barbara S. Kowalczyk**          Director




* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112
***     Principal business address is 350 Church Street, Hartford, CT 06103
**** Principal business address is One Commerce Square, 2005 Market Street, 39/th/ Floor, Philadelphia, PA 19103-3682

        Indiana 46804

This list is also designed to satisfy the requirements of Item 33.


Item 30.

     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

See Exhibit 18(a): Organizational Chart of the Lincoln National Insurance Holding Company System. The Fund is a segregated account established pursuant to Indiana Law, and thus does not appear on the Chart.


Item 31.
                   NUMBER OF CONTRACTOWNERS


As of March 31, 2002, there were 5,592 group contractowners of qualified & non-qualified contracts.


Item 32.
                   INDEMNIFICATION--UNDERTAKING

(a) Brief description of indemnification provisions. (Filed with Post-Effective Amendment No. 55 to this Registration Statement on April 28, 1998.)
(b) Undertaking pursuant to Rule 484 of Regulation C under the
    Securities Act of 1933. (Filed with Post-Effective Amendment No. 55 to this Registration Statement on April 28, 1998.)

Item 33.  Business and Other Connections of Investment Adviser.


The Lincoln National Life Insurance Company, the Investment Adviser, is principally engaged in the sale of life insurance, annuities, and related products and services.


Information concerning other activities of certain directors and officers of Lincoln National Life Insurance Company is set out in item 29 above.

Item 34.  Principal Underwriters


(a) Lincoln Life also currently serves as Principal Underwriter for Lincoln National Variable Annuity Fund A (Individual) and is the Sponsor of Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account Q; Lincoln National Variable Annuity Account 53; Lincoln Life Variable Annuity Account T, Lincoln Life Variable Annuity Account W.


(b) Not Applicable.


(c) Not Applicable.


Item 35.  Location of Accounts and Records


All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.


Item 36.  Not Applicable

Item 37.  Undertakings

(a) Not Applicable.

37.  Undertakings

a.   Not Applicable.

b. Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

c. Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus a space that an applicant can check to request a Statement of Additional Information, or
     (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

d. Registrant undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

e. Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expense expected to be incurred, and the risks assumed by Lincoln Life.

f. Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES


(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 58 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 18th day of April, 2002.

                                  LINCOLN NATIONAL VARIABLE ANNUITY
                                  Variable Annuity Fund A (Group)

                                  By: __/S/Kelly D. Clevenger___
                                      Kelly D. Clevenger, Chairperson
                                      Board of Managers
                                      (Signature and Title)

                                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                     (Depositor)

                                  By:  __/S/Jeffrey K. Dellinger____
                                       Jeffrey K. Dellinger
                                       (Signature-Officer of Depositor)
                                       Vice President, Lincoln National Life
                                       Insurance, Co.
                                       (Title)


(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 18, 2002.

Signature                                  Title
---------                                  -----

  *
------------------------                   President and Director
Jon A. Boscia                              (Principal Executive Officer)


  /S/Lorry J. Stensrud
------------------------                   Executive Vice President,
Lorry J. Stensrud                          Chief Executive Officer of
                                           Annuities, and Director


  *
------------------------                   Senior Vice President, Chief
Janet Chrzan                               Financial Officer and Director
                                           (Principal Accounting Officer and
                                           Principal Financial Officer)


------------------------                   Director
Barbara S. Kowalczyk



------------------------                   Executive Vice President,
John H. Gotta                              Chief Executive Officer of
                                           Life Insurance, and Director


  *
------------------------                   Director
Richard C. Vaughan

   *
------------------------                   Director
Charles E. Haldeman, Jr.


------------------------                   Chief Investment Officer and Director
See Yeng Quek


*By_/S/Steven M. Kluever__                 Pursuant to a Power of Attorney
 Steven M. Kluever